UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST
(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Ryan M. Louvar, Esq.	Leonard Mackey, Esq.
State Street Bank and Trust Company	Clifford Chance US LLP
One Lincoln Street/CPH0326	31 West 52nd Street
Boston, MA 02111	New York, New York 10019
Registrant’s telephone number, including area code: (303) 623-2577
Date of fiscal year end: September 30
Date of reporting period: September 30, 2010

Item 1. Reports to Shareholders.

Start weaving a stronger portfolio today.

The Select Sector SPDR Trust

Health Care - XLV

Financial - XLF

Utilities - XLU

Energy - XLE

Technology - XLK

Consumer Discretionary - XLY

Consumer Staples - XLP

Materials - XLB

Industrial - XLI

Annual Report

September 30, 2010

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of nine separate investment portfolios (each a “Select Sector SPDR Fund” or a “Fund” and collectively the “Select Sector SPDR Funds” or the “Funds”).
Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500® and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500® much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on a national securities exchange.
Nine Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU
Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.
Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversity, sector investments may also offer opportunities for returns greater than an investment in the entire S&P 500® Index.

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of nine separate investment portfolios (each a “Select Sector SPDR Fund“ or a “Fund“ and collectively the “Select Sector SPDR Funds“ or the “Funds“).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500® and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500® much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on a national securities exchange.

Nine Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversity, sector investments may also offer opportunities for returns greater than an investment in the entire S&P 500® Index.

President’s Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance
The Consumer Discretionary Select Sector SPDR Fund (XLY)	2
The Consumer Staples Select Sector SPDR Fund (XLP)	6
The Energy Select Sector SPDR Fund (XLE)	10
The Financial Select Sector SPDR Fund (XLF)	14
The Health Care Select Sector SPDR Fund (XLV)	18
The Industrial Select Sector SPDR Fund (XLI)	22
The Materials Select Sector SPDR Fund (XLB)	27
The Technology Select Sector SPDR Fund (XLK)	31
The Utilities Select Sector SPDR Fund (XLU)	35
Schedules of Investments
The Consumer Discretionary Select Sector SPDR Fund (XLY)	39
The Consumer Staples Select Sector SPDR Fund (XLP)	41
The Energy Select Sector SPDR Fund (XLE)	42
The Financial Select Sector SPDR Fund (XLF)	43
The Health Care Select Sector SPDR Fund (XLV)	45
The Industrial Select Sector SPDR Fund (XLI)	46
The Materials Select Sector SPDR Fund (XLB)	47
The Technology Select Sector SPDR Fund (XLK)	48
The Utilities Select Sector SPDR Fund (XLU)	50
Financial Statements	52
Financial Highlights	60
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	80
Other Information	81

President’s Letter to Shareholders

Dear Shareholders:

We are pleased to provide you with the annual report for the Select Sector SPDR Trust for the fiscal year ended September 30, 2010, together with Management’s Discussion and Analysis for each of the Select Sector SPDR Funds. My colleagues and I take great pride in State Street’s heritage as the pioneer of Exchange Traded Funds (ETFs) and our expanding family of SPDR ETFs. We hope you will find this information helpful as you review your portfolio.

In spite of ongoing market volatility, 2010 has so far been a year of measured and modest recovery bringing with it an expected divergence in the sectors’ performance. To date, the consumer discretionary and industrial sectors have fared the best, rebounding from low recessionary valuation levels, while the health care, energy and financial sectors continue to struggle. However, persistently high levels of unemployment acting as a headwind for consumer spending could shift the top performers during the remainder of the year.

In a transitioning market where managing risk has become an increasingly important aspect of portfolio construction, the benefits of ETFs, which include low costs, flexibility, transparency, tax efficiency and access to hard to reach asset classes, continue to resonate with investors. In fact, according to an October 13, 2010 Morningstar press release, year-to-date inflows into US ETFs through September 30, 2010 already exceed $60 billion.

Whether diversifying to reduce risk or making tactical adjustments to capitalize on potential opportunities, the Select Sector SPDR Funds allow investors precise access to a broad spectrum of benchmarks and industries to conveniently, efficiently and affordably build and rebalance their portfolios.

In November of 2010, Gary French announced his retirement as President of the Trust and I was elected as the new President. On behalf of the Trust, we would like to thank Gary for his years of service and we wish him the very best in his future endeavors.

We thank you for the confidence you have placed in the Select Sector SPDR Trust and pledge to continue to support you with the exceptional products and services you need to achieve your investment goals in this challenging market.

Sincerely,

James Ross
President

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 23.39%, and the total return for the Index was 23.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

The consumer discretionary sector was off to a very strong start during the first half of the Reporting Period thanks to a rise in consumer optimism, increased sales among retailers and apparel sellers, and strong gains from auto-related names. Unfortunately nearly half of these gains were reversed in the second quarter of 2010 as consumer spending dropped drastically, mainly due to persistently high jobless claims and lowered confidence in financial reform. The European debt crisis also had some negative impact on retail sales both abroad and at home. Luckily, the final quarter was a strong one for U.S. equities, as they reacted positively to recovering sentiment in Europe and solid growth in Asia, as well as the final passage of the Dodd-Frank financial reform bill in July. As a result, consumer confidence picked up and retailers and entertainment companies were able to reap the benefit. All ten sectors of the S&P 500 Index enjoyed the rally with positive returns as stocks continued to climb through September, with consumer discretionary among the top three sectors with double digit gains.

As usual, an overall increase in consumer confidence and spending throughout the Reporting Period was what lead to the strong returns within the Index. Eight out of the top ten weighted securities enjoyed large double digit returns, with the other two names still in strong positive territory. McDonalds Corp. was the leader with The Walt Disney Co. as the second top contributor, while The Home Depot, Inc. and Lowe’s Cos., Inc. both enjoyed another strong year. Overall, despite occasional dips in confidence and consumption, the consumer discretionary sector managed to come out on top with a very impressive return of over 23% for the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER DISCRETIONARY	NET ASSET	MARKET	CONSUMER DISCRETIONARY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	23.39%	23.41%	23.70%	23.39%	23.41%	23.70%

THREE YEARS	−4.29%	−4.11%	−4.08%	−1.45%	−1.39%	−1.38%

FIVE YEARS	10.36%	10.39%	11.03%	1.99%	2.00%	2.11%

TEN YEARS	49.18%	49.17%	52.19%	4.08%	4.08%	4.29%

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Consumer Discretionary Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	MCDONALD’S	THE WALT	AMAZON.COM,	THE HOME	COMCAST
DESCRIPTION	CORP.	DISNEY CO.	INC.	DEPOT, INC.	CORP. (CLASS A)

MARKET VALUE	$126,367,917	100,905,473	88,538,491	84,150,887	80,892,415

% OF NET ASSETS	7.3	5.9	5.1	4.9	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 12.50%, and the total return for the Index was 12.74%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

For the Reporting Period under review, the Fund posted gains in three out of four quarters. The Index outperformed the overall S&P 500 Index by over 250 basis points during the Reporting Period. Consumer staples stocks are often referred to as defensive stocks, and tend to perform better when investors purchase them in weak economic times. It is not surprising then, when late in 2009 as resilience in commodity prices and the U.S. dollar spurred confidence that the 2010 economic outlook was bright and with a rallying dollar, consumer staples pulled back slightly. U.S. equities enjoyed a remarkably persistent rally during the first quarter of 2010, and as a result all ten sectors of the S&P 500 posted gains for the first three months of the year. After a choppy April and a difficult May, U.S. equities had to endure a June 4 employment report that reflected a disappointing amount of hiring in the private sector. All ten sectors of the S&P 500 Index lost ground during June, but defensive groups retained value the best, reflecting the prominence of the faltering recovery theme. This was best exemplified by the Index’s outperformance of the overall S&P 500 Index by over 300 basis points for the quarter ending June 2010. All ten sectors of the S&P 500 Index gained ground for the month of September as well as for the third quarter as a whole, reflecting broad participation in the latest rally.

For the Reporting Period, The Estee Lauder Cos., Inc. was the best performing single stock. The personal product manufacturer contributed significantly to the overall Fund return. It is believed that cosmetic companies typically do better than retail as a whole in tough economic times because consumers don’t hold back on buying make-up products, and Estee Lauder’s performance in 2010 helped support this sentiment. On the opposite side of the spectrum, Dean Foods Co. was the worst performer during the Reporting Period and detracted from the overall Fund return. The meat and dairy product producer witnessed its stock price fall under significant pressure in May when its margins were hurt badly in the first quarter of 2010. As a result, Dean Foods’ profits fell by half in the first quarter of 2010, which obviously was not received well by investors.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Consumer Staples Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER STAPLES	NET ASSET	MARKET	CONSUMER STAPLES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	12.50%	12.57%	12.74%	12.50%	12.57%	12.74%

THREE YEARS	7.89%	7.90%	8.43%	2.57%	2.57%	2.73%

FIVE YEARS	35.11%	35.23%	36.94%	6.20%	6.22%	6.49%

TEN YEARS	36.31%	36.51%	39.95%	3.15%	3.16%	3.42%

The Consumer Staples Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Consumer Staples Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	THE PROCTER &	WAL-MART	PHILIP MORRIS	THE COCA-COLA	KRAFT FOODS,
DESCRIPTION	GAMBLE CO.	STORES, INC.	INTERNATIONAL, INC.	CO.	INC. (CLASS A)

MARKET VALUE	$486,553,162	305,943,120	293,452,199	226,235,160	153,777,047

% OF NET ASSETS	14.9	9.4	9.0	7.0	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Energy Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 5.80%, and the total return for the Index was 6.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

The Index ended the Reporting Period in positive territory. Performance of the Index started off slowly during the first six months with modest overall gains of roughly 7%, but finished the second quarter of 2010 in negative territory. Weak product pricing continued to weigh on a number of companies focused in natural gas, but rising crude prices boosted prospects for many oil service firms. The second quarter of 2010 resulted in negative double digit returns for the Index, mainly due to the disastrous oil spill in the Gulf of Mexico in April. Overall, the energy sector relies on resilient economic growth for continued prosperity and those needs were not met during the following downturn in May. The sector continued to lag the overall S&P 500 Index during June when recovery concerns mounted. Fortunately, the losses during the quarter ending in June were more than erased over the final quarter, when the energy sector managed to be one of three sectors to outperform the broader S&P 500 Index, with a return of over 13%.

Exxon Mobil Corp. is the largest name in the Index and ended the Reporting Period with a negative return. Fortunately, Chevron Corp., the second largest name, enjoyed double digit returns to more than offset the drag from Exxon Mobil’s decline. Unlike last year, ConocoPhillips had a significant positive return for the Reporting Period, helping the Fund and Index end the period on a positive note.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Energy Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	ENERGY	NET ASSET	MARKET	ENERGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	5.80%	5.93%	6.02%	5.80%	5.93%	6.02%

THREE YEARS	−21.45%	−21.36%	−21.04%	−7.73%	−7.70%	−7.57%

FIVE YEARS	12.40%	12.36%	13.64%	2.37%	2.36%	2.59%

TEN YEARS	100.26%	100.50%	105.61%	7.19%	7.20%	7.47%

The Energy Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Energy Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	EXXON MOBIL	CHEVRON	SCHLUMBERGER,		OCCIDENTAL PETROLEUM
DESCRIPTION	CORP.	CORP.	LTD.	CONOCOPHILLIPS	CORP.

MARKET VALUE	$1,217,128,977	954,274,838	503,427,878	361,058,103	318,199,064

% OF NET ASSETS	18.2	14.3	7.5	5.4	4.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Financial Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was −2.95%, and the total return for the Index was −2.82%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Financial shares in particular struggled in the last three months of 2009, as several major institutions undertook large secondary offerings to raise additional equity and repay obligations to the government; however, we saw a rebound at the start of 2010. Financial shares maintained strong performance through the second quarter of the Reporting Period, led by regional banks in particular. Within the financial sector, regional banks and real estate firms were the biggest winners. Despite widespread worries about loan maturities in the years ahead, improving credit conditions and consumer activity made 2010 prospects appear considerably brighter for commercial property and other asset values. In the last two quarters of the Reporting Period, the sector experienced a reversal of performance. In the third quarter of the period, there was a give-back of a substantial amount of the progress from the prior quarter. In the final quarter, despite positive performance, shares of banks and brokers were constrained by narrowing potential for yield curve profits, ongoing worries over asset portfolios, and less than energetic transactional activity.

American Express Co. was a top contributor to returns this Reporting Period, due largely to more attractive metrics on its existing loan portfolio compared to the turbulent 2008 and 2009 periods. JPMorgan Chase & Co., the largest name in the Index, was a significant drag on return for the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Financial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	FINANCIAL	NET ASSET	MARKET	FINANCIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	−2.95%	−2.75%	−2.82%	−2.95%	−2.75%	−2.82%

THREE YEARS	−54.72%	−54.65%	−54.85%	−23.21%	−23.17%	−23.28%

FIVE YEARS	−44.82%	−44.79%	−44.65%	−11.21%	−11.20%	−11.16%

TEN YEARS	−38.14%	−38.22%	−37.08%	−4.69%	−4.70%	−4.53%

The Financial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Financial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	JPMORGAN CHASE	BERKSHIRE HATHAWAY,	BANK OF AMERICA	WELLS	CITIGROUP,
DESCRIPTION	& CO.	INC. (CLASS B)	CORP.	FARGO & CO.	INC.

MARKET VALUE	$501,260,799	474,943,933	436,810,478	436,721,227	307,682,716

% OF NET ASSETS	9.3	8.8	8.1	8.1	5.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Health Care Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 8.21%, and the total return for the Index was 8.36%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

There have been a number of factors that have impacted this Fund’s performance over the Reporting Period. One of these was the concern regarding the shape of the government initiated public health plan and its potential impact on the profitability of the constituents of the Fund. Another factor impacting the Fund was an increased pharmacology demand associated with a higher immunization focus. A third factor impacting the Fund’s performance was a continued high level of merger and acquisition activity within this sector of the economy.

Three of the stocks that negatively impacted the Fund’s performance over the Reporting Period were Boston Scientific Corp., Amgen, Inc. and Baxter International, Inc. Boston Scientific declined in part due to both a significant product recall and an increasingly competitive business environment. In Amgen’s case, less than expected product sales and concerns regarding their competitive environment going forward contributed to this stock’s decline. Finally, Baxter confronted challenges in the intravenous immunoglobulin market as well as concerns regarding market share erosion.

Three of the stocks that positively impacted the Fund’s performance during the Reporting Period were Merck & Co., Inc., UnitedHealth Group, Inc. and Bristol Meyers Squibb Co. In UnitedHealth Group’s case, they were able to post a strong positive return due in part to the growth in their commercial account business. For Bristol Meyers Squibb, their gains were caused in part by both their strong sales successes and accomplishments in regard to pipeline products. Similarly, Merck was able to generate positive returns due primarily to strong sales growth in several key brands and promising developments on several products in their pipeline.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Health Care Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	HEALTH CARE	NET ASSET	MARKET	HEALTH CARE
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	8.21%	8.33%	8.36%	8.21%	8.33%	8.36%

THREE YEARS	−8.76%	−8.61%	−8.37%	−3.01%	−2.96%	−2.87%

FIVE YEARS	6.09%	6.14%	7.06%	1.19%	1.20%	1.37%

TEN YEARS	19.82%	19.79%	22.42%	1.82%	1.82%	2.04%

The Health Care Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Health Care Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	JOHNSON &			ABBOTT	AMGEN,
DESCRIPTION	JOHNSON	PFIZER, INC.	MERCK & CO., INC.	LABORATORIES	INC.

MARKET VALUE	$382,561,301	309,375,482	253,935,846	153,257,533	118,403,284

% OF NET ASSETS	14.2	11.5	9.4	5.7	4.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Industrial Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 20.94%, and the total return for the Index was 21.20%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Recovering sentiment in Europe and solid growth in Asia allowed U.S. equities to hold their own during early July, and when second-quarter earnings reports were broadly constructive, share prices were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill and enter August on a firm note. But fresh employment data looked a bit unsteady, and cautious outlooks from some key technology firms put buyers back on the defensive. As investors braced for the volatility that often arrives in September, incoming data suggested firmness in manufacturing and spending. When the labor picture also brightened a bit, stocks quickly reversed their seasonal pattern of weakness and continued to climb steadily after Labor Day. With consumer price inflation staying near 1% on both the headline and the core measures, additional quantitative measures from the Federal Reserve seemed more likely, and concerns about muted recovery gave way to prospects of increasingly favorable liquidity conditions. Despite some backing and filling in the last week of the month, U.S. equities finished September with an uncharacteristically strong advance that lifted them to their best levels since mid-May.

The global economy, which experienced a downturn in the beginning of 2009, continued to show signs of gradual improvement through the first nine months of 2010. The overall rate of global recovery experienced through the end of the third quarter has been mixed, although some economic indicators continue to trend positively, as evidenced by the steady growth of worldwide Industrial Production Index. Industrial sector companies were the driving force behind the economic recovery fueled by cost reductions, strong demand for capital goods and improving consumer markets. Machinery, aerospace and defense, and road and rails were the strongest contributing industries in the industrial sector. The machinery industry contributed almost one third of the returns in the industrial sector, reflecting strong current demand and an optimistic outlook towards the global mining industry as bullish mining equipment makers continued expanding capacity.

For the Reporting Period ended September 30, 2010, the industrial sector had nearly double the return of the overall S&P 500 Index for the same period. Corporate cost-cuts and economic growth in Asia, especially China, drove demand for capital goods and helped to lift U.S. industrial companies’ profits. Forty-six out of fifty-seven companies in the Fund had positive returns for the period. Industrial conglomerate General Electric Co., and machinery companies Caterpillar, Inc., and Cummins, Inc., were the top three contributors to the Fund’s return. Cummins was by far the best performer for

The Industrial Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

the period, more than doubling in price due to increased demand from the recovery of automotive emerging markets and improvement in developed markets.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Industrial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	INDUSTRIAL	NET ASSET	MARKET	INDUSTRIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	20.94%	21.11%	21.20%	20.94%	21.11%	21.20%

THREE YEARS	−17.95%	−17.78%	−17.70%	−6.38%	−6.32%	−6.29%

FIVE YEARS	15.28%	15.25%	16.26%	2.88%	2.88%	3.06%

TEN YEARS	23.03%	21.95%	25.80%	2.09%	2.00%	2.32%

The Industrial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Industrial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	GENERAL	UNITED	UNITED PARCEL		CATERPILLAR,
DESCRIPTION	ELECTRIC CO.	TECHNOLOGIES CORP.	SERVICE, INC. (CLASS B)	3M CO.	INC.

MARKET VALUE	$319,346,462	170,781,404	167,011,900	157,428,335	131,281,593

% OF NET ASSETS	10.9	5.8	5.7	5.4	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Materials Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 9.39%, and the total return for the Index was 9.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Recovering sentiment in Europe and solid growth in Asia allowed U.S. equities to hold their own during early July, and when second-quarter earnings reports were broadly constructive, share prices were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill and enter August on a firm note. Fresh employment data looked a bit unsteady, and cautious outlooks from some key technology firms put buyers back on the defensive. As investors braced for the volatility that often arrives in September, incoming data suggested firmness in manufacturing and spending. When the labor picture also brightened a bit, stocks quickly reversed their seasonal pattern of weakness and continued to climb steadily after Labor Day. With consumer price inflation staying near 1% on both the headline and the core measures, additional quantitative measures from the Federal Reserve seemed more likely, and concerns about muted recovery gave way to prospects of increasingly favorable liquidity conditions. Despite some backing and filling in the last week of the month, U.S. equities finished September with an uncharacteristically strong advance that lifted them to their best levels since mid-May.

With the concern for future inflation and the potential for a weaker dollar, many investors sought comfort in commodities, directly impacting many of the commodity-related manufacturing industries within the materials sector. Furthermore, the demand for metal and mining products by emerging markets continued to grow. Due to its sensitivity to changes in supply and demand of raw materials, this increased demand helped the materials sector perform well over the Reporting Period. The most notable change was the increased demand for copper and gold which continued to rise during the period. This demand carried through to the copper and gold mining companies which were a major contributor to the sector’s performance. Chemicals, the largest industry in the sector, benefitted through continued cost cutting, helping to improve bottom lines.

The companies that contributed most to the positive performance of the Fund were E.I. Du Pont de Nemours & Co., Freeport-McMoRan Copper & Gold, Inc. and Newmont Mining Corp. Du Pont’s performance was driven by the company’s strong productivity gains and disciplined cost management. Freeport-McMoRan and Newmont Mining were driven by the increasing demand for copper and gold. The demand for copper has increased in many emerging market countries including China.

The companies that were the largest drag on performance were Monsanto Co., Nucor Corp. and Vulcan Materials Co.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Materials Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MATERIALS	NET ASSET	MARKET	MATERIALS
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	9.39%	9.46%	9.62%	9.39%	9.46%	9.62%

THREE YEARS	−15.41%	−15.37%	−15.22%	−5.43%	−5.41%	−5.35%

FIVE YEARS	35.86%	35.13%	36.77%	6.32%	6.21%	6.46%

TEN YEARS	135.01%	133.01%	140.73%	8.92%	8.83%	9.18%

The Materials Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Materials Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	E.I. DU PONT DE	FREEPORT-MCMORAN	THE DOW	NEWMONT
DESCRIPTION	NEMOURS & CO.	COPPER & GOLD, INC.	CHEMICAL CO.	MINING CORP.	PRAXAIR, INC.

MARKET VALUE	$231,063,287	229,478,452	181,940,157	176,669,707	157,811,216

% OF NET ASSETS	11.0	10.9	8.7	8.4	7.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Technology Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 11.97%, and the total return for the Index was 12.20%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

The technology sector enjoyed a strong year due to a number of factors. Despite market volatility and general uncertainty in the overall economy, there was increased technology spending by both businesses and consumers, especially in upgrading old equipment. For retail consumers, spending on personal computers has remained strong, especially for laptops. Additionally, consumers continued to drive demand for new gadgets and smartphones. Finally, another factor that helped the sector’s performance was that many technology companies were beginning to hire workers again.

The biggest contributor to the Fund’s performance for the Reporting Period was Apple, Inc. The company beat analysts’ expectations for both earnings as well as sales, driven mainly by staggering iPhone sales. The company also had strong sales for its tablet device, iPad — released earlier in the year — as well as its line of Macintosh computers. Oracle Corp. was the second largest contributor to the Fund’s return. The company had strong returns for the period due to increased hardware sales and profitability after its acquisition of Sun Microsystems earlier in the year. IBM Corp. was another large contributor to Fund performance. The company has been able to boost profit margins by disposing of low-margin product lines and increasing its business in high-margin software and client services.

The worst contributor to the Fund’s performance for the Reporting Period was Cisco Systems Inc., which had a negative return. The computer networking equipment maker’s shares were down due to concerns that slower growth in Europe and China could hurt a tech spending recovery. Hewlett-Packard Co. was the another poor contributor to performance, as a result of the sudden departure of its CEO, the search for a new CEO and concerns over the integration of acquisitions made by the departed head. Visa, Inc. was another detractor to Fund performance as the company was hurt by legislation limiting credit card merchant fees.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Technology Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.97%	12.12%	12.20%	11.97%	12.12%	12.20%

THREE YEARS	−10.95%	−10.87%	−10.53%	−3.79%	−3.76%	−3.64%

FIVE YEARS	17.07%	17.05%	18.14%	3.20%	3.20%	3.39%

TEN YEARS	−45.72%	−45.63%	−44.61%	−5.93%	−5.91%	−5.74%

The Technology Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Technology Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

		MICROSOFT	INTERNATIONAL BUSINESS	AT&T,	GOOGLE,
DESCRIPTION	APPLE, INC.	CORP.	MACHINES CORP.	INC.	INC. (CLASS A)

MARKET VALUE	$491,655,895	353,784,181	321,113,856	320,578,773	247,736,474

% OF NET ASSETS	11.3	8.1	7.4	7.3	5.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Utilities Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Utilities Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2010 (the “Reporting Period”), the total return for the Fund was 11.64%, and the total return for the Index was 11.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

There were a number of factors that impacted the Fund’s performance over the Reporting Period. One of the more significant of these was an environment of increasing energy demand. Though still off its pre-recession high, there has been noticeable incremental improvement in energy usage. Another factor that continues to impact the constituents of this Fund is the ongoing concern regarding the economic impact of any climate-related legislation. This concern has become a bit more muted over the last year as it appears that the United States government has become more focused on stimulating the economy as opposed to initiating climate-related legislation that could further hinder the nascent recovery. A final factor impacting the Fund has been weather related in that many regions experienced cold winters and warmer than usual summers. This weather pattern led to increased energy demands which translated into higher sales for many of the constituents of the Fund.

The AES Corp. was one of the worst performing stocks in the Fund. Its decline was due in part to lower margins and a resulting decline in net income. Another stock that negatively impacted the Fund’s performance was Exelon Corp. Similar to AES Corp., this stock’s decline was caused by reduced margins and their accompanying impact on profits. As one of the largest stocks in the Fund, Exelon’s decline significantly influenced the Fund’s return. A third stock that negatively impacted the Fund’s return was FirstEnergy Corp.

Conversely, three of the better performing stocks in the Fund were Dominion Resources, Inc., Southern Co. and Duke Energy Corp. In Dominion Resources’ case, their positive returns were a result of increased earnings and profits associated with favorable weather and asset sales. For Southern Co., they were also able to generate higher profits due in part to a pickup in sales caused by both a favorable weather environment and a pickup in industrial sales. Finally, Duke Energy Corp. was able to post positive returns due in part to the aforementioned favorable weather environment.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Utilities Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2010 is 0.21%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2010

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	UTILITIES	NET ASSET	MARKET	UTILITIES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.64%	11.74%	11.92%	11.64%	11.74%	11.92%

THREE YEARS	−11.53%	−11.36%	−11.14%	−4.00%	−3.94%	−3.86%

FIVE YEARS	11.69%	11.65%	12.78%	2.24%	2.23%	2.43%

TEN YEARS	39.72%	39.49%	43.17%	3.40%	3.38%	3.65%

The Utilities Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(BASED ON NET ASSET VALUE)

The Utilities Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2010

	SOUTHERN	EXELON	DOMINION	NEXTERA	DUKE ENERGY
DESCRIPTION	CO.	CORP.	RESOURCES, INC.	ENERGY, INC.	CORP.

MARKET VALUE	$336,374,173	306,122,012	279,898,890	245,980,896	234,270,289

% OF NET ASSETS	8.2	7.4	6.8	6.0	5.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AUTO COMPONENTS — 2.1%
Johnson Controls, Inc.	1,072,279	$32,704,509
The Goodyear Tire & Rubber Co. (a)	385,645	4,145,684

		36,850,193

AUTOMOBILES — 4.5%
Ford Motor Co. (a)(b)	5,480,318	67,079,092
Harley-Davidson, Inc. (b)	373,779	10,630,275

		77,709,367

DISTRIBUTORS — 0.7%
Genuine Parts Co. (b)	252,026	11,237,840

DIVERSIFIED CONSUMER SERVICES — 1.3%
Apollo Group, Inc. (Class A) (a)(b)	201,780	10,361,403
DeVry, Inc. (b)	100,053	4,923,608
H&R Block, Inc.	496,522	6,429,960

		21,714,971

HOTELS, RESTAURANTS & LEISURE — 16.5%
Carnival Corp.	691,953	26,439,524
Darden Restaurants, Inc.	221,076	9,457,631
International Game Technology	473,075	6,835,934
Marriott International, Inc. (Class A) (b)	456,663	16,362,235
McDonald’s Corp.	1,695,986	126,367,917
Starbucks Corp.	1,180,112	30,187,265
Starwood Hotels & Resorts Worldwide, Inc. (b)	302,710	15,907,411
Wyndham Worldwide Corp.	285,600	7,845,432
Wynn Resorts, Ltd. (b)	120,013	10,413,528
Yum! Brands, Inc.	742,857	34,215,993

		284,032,870

HOUSEHOLD DURABLES — 4.0%
D.R. Horton, Inc. (b)	439,425	4,886,406
Fortune Brands, Inc. (b)	241,813	11,904,454
Harman International Industries, Inc. (a)	110,546	3,693,342
Leggett & Platt, Inc.	234,962	5,347,735
Lennar Corp. (Class A) (b)	258,921	3,982,205
Newell Rubbermaid, Inc. (b)	441,539	7,863,809
Pulte Group, Inc. (a)(b)	531,832	4,658,848
Stanley Black & Decker, Inc.	262,631	16,094,028
Whirlpool Corp.	120,832	9,782,559

		68,213,386

INTERNET & CATALOG RETAIL — 7.2%
Amazon.com, Inc. (a)	563,724	88,538,491
Expedia, Inc. (b)	329,080	9,283,347
priceline.com, Inc. (a)	77,147	26,873,386

		124,695,224

LEISURE EQUIPMENT & PRODUCTS — 1.5%
Eastman Kodak Co. (a)(b)	427,781	1,796,680
Hasbro, Inc.	222,826	9,917,985
Mattel, Inc.	574,164	13,469,888

		25,184,553

MEDIA — 29.4%
CBS Corp. (Class B)	1,084,071	17,193,366
Comcast Corp. (Class A)	4,474,138	80,892,415
DIRECTV (Class A) (a)	1,381,122	57,496,109
Discovery Communications, Inc. (Class A) (a)(b)	451,847	19,677,937
Gannett Co., Inc. (b)	377,871	4,621,362
McGraw-Hill Cos., Inc.	493,903	16,328,433
Meredith Corp. (b)	58,506	1,948,835
New York Times Co. (Class A) (a)(b)	185,212	1,433,541
News Corp. (Class A)	3,633,713	47,456,292
Omnicom Group, Inc.	481,318	19,002,435
Scripps Networks Interactive (Class A)	142,639	6,786,764
The Interpublic Group of Cos., Inc. (a)	776,637	7,789,669
The Walt Disney Co.	3,047,583	100,905,473
The Washington Post Co. (Class B)	9,445	3,772,427
Time Warner Cable, Inc.	565,661	30,540,037
Time Warner, Inc.	1,791,806	54,918,854
Viacom, Inc. (Class B)	968,442	35,047,916

		505,811,865

MULTILINE RETAIL — 8.2%
Big Lots, Inc. (a)	121,481	4,039,243
Family Dollar Stores, Inc.	211,965	9,360,374
J.C. Penney Co., Inc. (b)	374,959	10,191,386
Kohl’s Corp. (a)	489,285	25,775,534
Macy’s, Inc.	670,043	15,471,293
Nordstrom, Inc.	268,183	9,976,407
Sears Holdings Corp. (a)(b)	71,576	5,163,493
Target Corp.	1,149,579	61,433,502

		141,411,232

SPECIALTY RETAIL — 19.1%
Abercrombie & Fitch Co. (Class A)	140,087	5,508,221
AutoNation, Inc. (a)(b)	103,925	2,416,256
AutoZone, Inc. (a)	45,809	10,486,138
Bed Bath & Beyond, Inc. (a)	420,234	18,242,358
Best Buy Co., Inc.	549,897	22,452,295
CarMax, Inc. (a)(b)	354,247	9,869,321
GameStop Corp. (Class A) (a)(b)	242,493	4,779,537
Limited Brands, Inc.	422,921	11,325,824
Lowe’s Cos., Inc.	2,235,950	49,839,326
O’Reilly Automotive, Inc. (a)	220,772	11,745,070
Office Depot, Inc. (a)	437,201	2,011,125
RadioShack Corp. (b)	199,373	4,252,626
Ross Stores, Inc.	192,304	10,503,645
Staples, Inc.	1,159,914	24,265,401
The Gap, Inc.	702,152	13,088,113
The Home Depot, Inc.	2,656,278	84,150,887
Tiffany & Co. (b)	202,074	9,495,457
TJX Cos., Inc.	639,997	28,563,066
Urban Outfitters, Inc. (a)(b)	206,713	6,499,057

		329,493,723

TEXTILES, APPAREL & LUXURY GOODS — 5.3%
Coach, Inc.	475,547	20,429,499
NIKE, Inc. (Class B)	615,967	49,363,595
Polo Ralph Lauren Corp. (b)	104,408	9,382,103

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Security Description	Shares	Value

V.F. Corp.	138,034	$11,183,515

		90,358,712

TOTAL COMMON STOCKS —
(Cost $1,836,639,700)		1,716,713,936

SHORT TERM INVESTMENTS — 5.1%
MONEY MARKET FUNDS — 5.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	85,033,032	85,033,032
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	2,701,851	2,701,851

TOTAL SHORT TERM INVESTMENTS —
(Cost $87,734,883)		87,734,883

TOTAL INVESTMENTS — 104.9% (f)
(Cost $1,924,374,583)		1,804,448,819
OTHER ASSETS AND LIABILITIES — (4.9)%		(84,001,894)

NET ASSETS — 100.0%		$1,720,446,925

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at September 30, 2010.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.6%
BEVERAGES — 16.0%
Brown-Forman Corp. (Class B) (a)	430,313	$26,524,493
Coca-Cola Enterprises, Inc.	1,375,826	42,650,606
Constellation Brands, Inc. (Class A) (b)	768,731	13,598,851
Dr. Pepper Snapple Group, Inc.	682,949	24,258,349
Molson Coors Brewing Co. (Class B)	764,482	36,098,840
PepsiCo, Inc.	2,284,608	151,789,356
The Coca-Cola Co.	3,865,946	226,235,160

		521,155,655

FOOD & STAPLES RETAILING — 24.2%
Costco Wholesale Corp.	1,394,006	89,899,447
CVS Caremark Corp.	4,347,558	136,817,650
Safeway, Inc. (a)	1,358,380	28,743,321
SUPERVALU, Inc. (a)	956,036	11,023,095
Sysco Corp. (a)	1,906,588	54,375,890
The Kroger Co.	2,186,528	47,360,196
Wal-Mart Stores, Inc.	5,716,426	305,943,120
Walgreen Co.	2,941,569	98,542,561
Whole Foods Market, Inc. (a)(b)	419,375	15,563,006

		788,268,286

FOOD PRODUCTS — 19.5%
Archer-Daniels-Midland Co.	2,118,344	67,617,541
Campbell Soup Co. (a)	811,549	29,012,877
ConAgra Foods, Inc.	1,579,861	34,662,150
Dean Foods Co. (b)	512,446	5,232,074
General Mills, Inc.	2,108,413	77,041,411
H.J. Heinz Co. (a)	1,119,293	53,020,909
Hormel Foods Corp. (a)	197,862	8,824,645
Kellogg Co.	917,989	46,367,624
Kraft Foods, Inc. (Class A)	4,983,054	153,777,047
McCormick & Co., Inc. (a)	625,005	26,275,210
Mead Johnson Nutrition Co. (a)	584,462	33,261,732
Sara Lee Corp.	2,235,543	30,023,343
The Hershey Co.	556,466	26,482,217
The J.M. Smucker Co.	341,444	20,667,605
Tyson Foods, Inc. (Class A)	1,367,279	21,903,810

		634,170,195

HOUSEHOLD PRODUCTS — 22.2%
Clorox Co.	518,036	34,584,083
Colgate-Palmolive Co.	1,516,176	116,533,288
Kimberly-Clark Corp.	1,278,223	83,148,406
The Procter & Gamble Co.	8,113,276	486,553,162

		720,818,939

PERSONAL PRODUCTS — 2.1%
Avon Products, Inc.	1,464,155	47,014,017
The Estee Lauder Cos., Inc. (Class A)	326,552	20,647,883

		67,661,900

TOBACCO — 15.6%
Altria Group, Inc.	5,954,222	143,020,412
Lorillard, Inc.	433,706	34,830,929
Philip Morris International, Inc.	5,238,347	293,452,199
Reynolds American, Inc.	638,230	37,904,479

		509,208,019

TOTAL COMMON STOCKS —
(Cost $3,453,873,108)		3,241,282,994

SHORT TERM INVESTMENTS — 1.9%
MONEY MARKET FUNDS — 1.9%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	60,577,909	60,577,909
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	2,213,172	2,213,172

TOTAL SHORT TERM INVESTMENTS —
(Cost $62,791,081)		62,791,081

TOTAL INVESTMENTS — 101.5% (f)
(Cost $3,516,664,189)		3,304,074,075
OTHER ASSETS AND LIABILITIES — (1.5)%		(49,529,629)

NET ASSETS — 100.0%		$3,254,544,446

(a)	Security, or portion thereof, was on loan at September 30, 2010.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ENERGY EQUIPMENT & SERVICES — 20.1%
Baker Hughes, Inc.	3,275,177	$139,522,540
Cameron International Corp. (a)	2,227,638	95,699,329
Diamond Offshore Drilling, Inc. (b)	653,775	44,306,332
FMC Technologies, Inc. (a)	1,237,534	84,511,197
Halliburton Co.	6,252,519	206,770,803
Helmerich & Payne, Inc. (b)	609,459	24,658,711
Nabors Industries, Ltd. (a)	3,011,404	54,385,956
National-Oilwell Varco, Inc.	3,048,121	135,549,941
Rowan Cos., Inc. (a)(b)	1,773,208	53,834,595
Schlumberger, Ltd.	8,171,204	503,427,878

		1,342,667,282

OIL, GAS & CONSUMABLE FUELS — 79.8%
Anadarko Petroleum Corp.	3,302,223	188,391,822
Apache Corp.	2,407,177	235,325,624
Cabot Oil & Gas Corp.	1,290,874	38,868,216
Chesapeake Energy Corp. (b)	4,993,196	113,095,889
Chevron Corp.	11,773,903	954,274,838
ConocoPhillips	6,286,925	361,058,103
CONSOL Energy, Inc.	2,073,491	76,636,227
Denbury Resources, Inc. (a)	4,612,040	73,285,316
Devon Energy Corp.	2,882,842	186,635,191
El Paso Corp.	6,375,266	78,925,793
EOG Resources, Inc.	1,769,760	164,534,587
EQT Corp.	853,608	30,781,104
Exxon Mobil Corp.	19,697,831	1,217,128,977
Hess Corp.	2,082,166	123,097,654
Marathon Oil Corp.	4,775,228	158,060,047
Massey Energy Co. (b)	1,890,441	58,641,480
Murphy Oil Corp.	1,489,899	92,254,546
Noble Energy, Inc. (b)	1,364,129	102,432,447
Occidental Petroleum Corp.	4,063,845	318,199,064
Peabody Energy Corp. (b)	2,246,311	110,091,702
Pioneer Natural Resources Co. (b)	1,506,025	97,936,806
QEP Resources, Inc. (b)	1,004,133	30,264,569
Range Resources Corp. (b)	1,436,545	54,775,461
Southwestern Energy Co. (a)	2,537,268	84,846,242
Spectra Energy Corp.	4,985,749	112,428,640
Sunoco, Inc. (b)	1,647,610	60,137,765
Tesoro Corp. (b)	2,572,356	34,366,676
The Williams Cos., Inc.	4,726,429	90,322,058
Valero Energy Corp.	4,526,695	79,262,429

		5,326,059,273

TOTAL COMMON STOCKS —
(Cost $8,045,430,883)		6,668,726,555

SHORT TERM INVESTMENTS — 2.2%
MONEY MARKET FUNDS — 2.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	140,985,855	140,985,855
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	6,573,284	6,573,284

TOTAL SHORT TERM INVESTMENTS —
(Cost $147,559,139)		147,559,139

TOTAL INVESTMENTS — 102.1% (f)
(Cost $8,192,990,022)		6,816,285,694
OTHER ASSETS AND LIABILITIES — (2.1)%		(139,197,957)

NET ASSETS — 100.0%		$6,677,087,737

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at September 30, 2010.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.9%
CAPITAL MARKETS — 15.3%
Ameriprise Financial, Inc.	833,626	$39,455,518
E*TRADE Financial Corp. (a)	659,696	9,591,980
Federated Investors, Inc. (Class B) (b)	304,630	6,933,379
Franklin Resources, Inc.	486,450	52,001,505
Invesco, Ltd. (b)	1,554,520	33,002,460
Janus Capital Group, Inc. (b)	609,822	6,677,551
Legg Mason, Inc. (b)	512,986	15,548,606
Morgan Stanley	4,638,926	114,488,694
Northern Trust Corp.	803,958	38,782,934
State Street Corp. (c)	1,666,585	62,763,591
T. Rowe Price Group, Inc. (b)	851,223	42,616,479
The Bank of New York Mellon Corp.	4,031,401	105,340,508
The Charles Schwab Corp.	3,290,519	45,738,214
The Goldman Sachs Group, Inc.	1,712,185	247,547,707

		820,489,126

COMMERCIAL BANKS — 17.5%
BB&T Corp.	2,301,060	55,409,525
Comerica, Inc. (b)	585,521	21,752,105
Fifth Third Bancorp	2,644,315	31,811,109
First Horizon National Corp. (a)(b)	772,535	8,814,624
Huntington Bancshares, Inc. (b)	2,380,583	13,497,906
KeyCorp	2,923,059	23,267,550
M & T Bank Corp. (b)	284,785	23,298,261
Marshall & Ilsley Corp. (b)	1,751,969	12,333,862
PNC Financial Services Group, Inc.	1,744,651	90,564,833
Regions Financial Corp.	4,170,529	30,319,746
SunTrust Banks, Inc. (b)	1,660,120	42,880,899
U.S. Bancorp	6,366,268	137,638,714
Wells Fargo & Co.	17,378,481	436,721,227
Zions Bancorporation (b)	575,564	12,294,047

		940,604,408

CONSUMER FINANCE — 4.7%
American Express Co.	3,476,066	146,099,054
Capital One Financial Corp.	1,516,826	59,990,468
Discover Financial Services	1,806,505	30,132,504
SLM Corp. (a)	1,612,795	18,627,782

		254,849,808

DIVERSIFIED FINANCIAL SERVICES — 26.0%
Bank of America Corp.	33,318,877	436,810,478
Citigroup, Inc. (a)	78,893,004	307,682,716
CME Group, Inc.	223,172	58,125,147
IntercontinentalExchange, Inc. (a)	245,920	25,752,742
JPMorgan Chase & Co.	13,166,819	501,260,799
Leucadia National Corp. (a)(b)	654,485	15,458,936
Moody’s Corp. (b)	676,896	16,908,862
NYSE Euronext	865,280	24,721,050
The Nasdaq OMX Group, Inc. (a)(b)	477,882	9,285,247

		1,396,005,977

INSURANCE — 26.0%
ACE, Ltd.	1,125,257	65,546,220
AFLAC, Inc.	1,563,442	80,845,586
American International Group, Inc. (a)(b)	448,646	17,542,059
Aon Corp. (b)	895,583	35,026,251
Assurant, Inc.	353,738	14,397,137
Berkshire Hathaway, Inc. (Class B) (a)	5,744,363	474,943,933
Chubb Corp.	1,044,443	59,522,807
Cincinnati Financial Corp. (b)	540,303	15,587,741
Genworth Financial, Inc. (Class A) (a)	1,624,900	19,856,278
Hartford Financial Services Group, Inc.	1,475,420	33,860,889
Lincoln National Corp.	1,051,778	25,158,530
Loews Corp.	1,055,600	40,007,240
Marsh & McLennan Cos., Inc.	1,801,394	43,449,623
MetLife, Inc.	3,010,748	115,763,261
Principal Financial Group, Inc.	1,063,654	27,569,912
Prudential Financial, Inc.	1,550,759	84,020,123
The Allstate Corp.	1,786,810	56,373,855
The Progressive Corp.	2,217,012	46,269,040
The Travelers Cos., Inc.	1,560,619	81,308,250
Torchmark Corp. (b)	268,368	14,261,075
Unum Group	1,085,174	24,036,604
XL Group PLC	1,135,591	24,596,901

		1,399,943,315

REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.4%
Apartment Investment & Management Co. (Class A) (b)	388,657	8,309,487
AvalonBay Communities, Inc. (b)	282,830	29,394,522
Boston Properties, Inc. (b)	462,755	38,464,196
Equity Residential	941,240	44,774,787
HCP, Inc.	1,029,582	37,044,360
Health Care REIT, Inc.	440,379	20,847,542
Host Hotels & Resorts, Inc.	2,186,096	31,654,670
Kimco Realty Corp. (b)	1,347,621	21,225,031
Plum Creek Timber Co., Inc. (b)	536,615	18,942,510
ProLogis (b)	1,583,363	18,652,016
Public Storage, Inc.	463,214	44,950,287
Simon Property Group, Inc.	972,479	90,187,702
Ventas, Inc.	521,599	26,898,860
Vornado Realty Trust	538,714	46,076,208
Weyerhaeuser Co.	1,735,400	27,349,904

		504,772,082

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
CB Richard Ellis Group, Inc. (Class A) (a)(b)	961,662	17,579,181

THRIFTS & MORTGAGE FINANCE — 0.7%
Hudson City Bancorp, Inc. (b)	1,748,762	21,439,822
People’s United Financial, Inc.	1,231,571	16,121,265

		37,561,087

TOTAL COMMON STOCKS —
(Cost $6,033,389,268)		5,371,804,984

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 2.8%
MONEY MARKET FUNDS — 2.8%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	146,608,012	$146,608,012
State Street Institutional Liquid Reserves Fund 0.26% (e)(f)	5,160,133	5,160,133

TOTAL SHORT TERM INVESTMENTS —
(Cost $151,768,145)		151,768,145

TOTAL INVESTMENTS — 102.7% (g)
(Cost $6,185,157,413)		5,523,573,129
OTHER ASSETS AND LIABILITIES — (2.7)%		(144,798,882)

NET ASSETS — 100.0%		$5,378,774,247

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at September 30, 2010.
(c)	Affiliated Issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BIOTECHNOLOGY — 12.1%
Amgen, Inc. (a)	2,148,490	$118,403,284
Biogen Idec, Inc. (a)	553,157	31,043,171
Celgene Corp. (a)	1,029,849	59,329,601
Cephalon, Inc. (a)(b)	168,221	10,503,719
Genzyme Corp. (a)	585,736	41,464,252
Gilead Sciences, Inc. (a)	1,879,817	66,940,283

		327,684,310

HEALTH CARE EQUIPMENT & SUPPLIES — 14.9%
Baxter International, Inc.	1,329,362	63,423,861
Becton, Dickinson & Co.	534,227	39,586,221
Boston Scientific Corp. (a)	3,423,066	20,983,395
C.R. Bard, Inc.	223,546	18,203,351
CareFusion Corp. (a)	497,626	12,361,030
DENTSPLY International, Inc. (b)	320,704	10,252,907
Hospira, Inc. (a)	375,274	21,394,371
Intuitive Surgical, Inc. (a)	88,222	25,032,110
Medtronic, Inc.	2,432,007	81,666,795
St. Jude Medical, Inc. (a)	753,678	29,649,692
Stryker Corp. (b)	773,061	38,691,703
Varian Medical Systems, Inc. (a)(b)	272,977	16,515,108
Zimmer Holdings, Inc. (a)	457,779	23,955,575

		401,716,119

HEALTH CARE PROVIDERS & SERVICES — 17.9%
Aetna, Inc.	960,979	30,376,546
AmerisourceBergen Corp.	648,841	19,893,465
Cardinal Health, Inc.	795,105	26,270,269
CIGNA Corp.	631,217	22,584,944
Coventry Health Care, Inc. (a)	330,849	7,123,179
DaVita, Inc. (a)	230,267	15,895,331
Express Scripts, Inc. (a)	1,280,069	62,339,360
Humana, Inc. (a)	407,536	20,474,609
Laboratory Corp. of America Holdings (a)(b)	230,446	18,073,880
McKesson Corp.	603,725	37,298,131
Medco Health Solutions, Inc. (a)	999,773	52,048,183
Patterson Cos., Inc. (b)	216,611	6,205,905
Quest Diagnostics, Inc.	342,007	17,261,093
Tenet Healthcare Corp. (a)(b)	1,124,823	5,309,165
UnitedHealth Group, Inc.	2,540,829	89,208,506
WellPoint, Inc. (a)	919,824	52,098,831

		482,461,397

HEALTH CARE TECHNOLOGY — 0.5%
Cerner Corp. (a)(b)	158,835	13,340,552

LIFE SCIENCES TOOLS & SERVICES — 3.1%
Life Technologies Corp. (a)	411,217	19,199,722
PerkinElmer, Inc.	263,429	6,095,747
Thermo Fisher Scientific, Inc. (a)	913,238	43,725,835
Waters Corp. (a)	206,291	14,601,277

		83,622,581

PHARMACEUTICALS — 51.3%
Abbott Laboratories	2,933,720	153,257,533
Allergan, Inc.	708,580	47,141,828
Bristol-Myers Squibb Co.	3,863,502	104,739,539
Eli Lilly & Co.	2,274,695	83,094,608
Forest Laboratories, Inc. (a)	646,081	19,983,285
Johnson & Johnson	6,174,327	382,561,301
King Pharmaceuticals, Inc. (a)	601,201	5,987,962
Merck & Co., Inc.	6,898,556	253,935,846
Mylan, Inc. (a)(b)	690,658	12,991,277
Pfizer, Inc.	18,018,374	309,375,482
Watson Pharmaceuticals, Inc. (a)(b)	252,804	10,696,137

		1,383,764,798

TOTAL COMMON STOCKS —
(Cost $3,259,500,375)		2,692,589,757

SHORT TERM INVESTMENTS — 1.6%
MONEY MARKET FUNDS — 1.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	42,959,573	42,959,573
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $42,959,673)		42,959,673

TOTAL INVESTMENTS — 101.4% (f)
(Cost $3,302,460,048)		2,735,549,430
OTHER ASSETS AND LIABILITIES — (1.4)%		(37,879,413)

NET ASSETS — 100.0%		$2,697,670,017

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at September 30, 2010.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 25.9%
General Dynamics Corp.	1,029,115	$64,638,713
Goodrich Corp.	479,358	35,343,065
Honeywell International, Inc.	2,020,816	88,794,655
ITT Corp.	552,865	25,890,668
L-3 Communications Holdings, Inc.	284,128	20,533,931
Lockheed Martin Corp.	781,718	55,720,859
Northrop Grumman Corp.	790,858	47,949,720
Precision Castparts Corp.	353,106	44,968,049
Raytheon Co.	1,017,998	46,532,689
Rockwell Collins, Inc.	503,996	29,357,767
The Boeing Co.	1,896,968	126,224,251
United Technologies Corp.	2,397,605	170,781,404

		756,735,771

AIR FREIGHT & LOGISTICS — 10.0%
C.H. Robinson Worldwide, Inc. (a)	412,732	28,858,222
Expeditors International of Washington, Inc.	526,480	24,339,170
FedEx Corp.	836,826	71,548,623
United Parcel Service, Inc. (Class B)	2,504,302	167,011,900

		291,757,915

AIRLINES — 0.9%
Southwest Airlines Co.	2,030,747	26,541,863

BUILDING PRODUCTS — 0.4%
Masco Corp. (a)	993,243	10,935,606

COMMERCIAL SERVICES & SUPPLIES — 4.9%
Avery Dennison Corp.	337,068	12,511,964
Cintas Corp. (a)	398,455	10,977,434
Iron Mountain, Inc.	500,177	11,173,954
Pitney Bowes, Inc. (a)	587,404	12,558,698
R.R. Donnelley & Sons Co.	743,956	12,617,494
Republic Services, Inc.	760,611	23,191,029
Stericycle, Inc. (a)(b)	210,536	14,628,041
Waste Management, Inc. (a)	1,294,551	46,267,253

		143,925,867

CONSTRUCTION & ENGINEERING — 1.9%
Fluor Corp.	646,768	32,034,419
Jacobs Engineering Group, Inc. (b)	311,034	12,037,016
Quanta Services, Inc. (b)	524,778	10,012,764

		54,084,199

ELECTRICAL EQUIPMENT — 5.0%
Emerson Electric Co.	1,977,966	104,159,690
Rockwell Automation, Inc.	455,553	28,121,287
Roper Industries, Inc. (a)	233,564	15,223,701

		147,504,678

INDUSTRIAL CONGLOMERATES — 18.5%
3M Co.	1,815,573	157,428,335
General Electric Co.	19,652,090	319,346,462
Textron, Inc. (a)	849,134	17,458,195
Tyco International, Ltd.	1,235,364	45,374,920

		539,607,912

MACHINERY — 21.1%
Caterpillar, Inc. (a)	1,668,551	131,281,593
Cummins, Inc.	909,790	82,408,778
Danaher Corp.	1,491,926	60,587,115
Deere & Co.	1,175,063	81,995,896
Dover Corp.	560,264	29,251,383
Eaton Corp.	509,834	42,056,207
Flowserve Corp.	139,464	15,260,151
Illinois Tool Works, Inc.	1,328,485	62,465,365
PACCAR, Inc. (a)	1,052,524	50,679,031
Pall Corp.	423,796	17,646,865
Parker-Hannifin Corp.	505,376	35,406,642
Snap-on, Inc.	144,092	6,701,719

		615,740,745

PROFESSIONAL SERVICES — 1.2%
Dun & Bradstreet Corp.	124,004	9,193,657
Equifax, Inc.	422,170	13,171,704
Robert Half International, Inc. (a)	518,158	13,472,108

		35,837,469

ROAD & RAIL — 8.5%
CSX Corp.	1,136,022	62,844,737
Norfolk Southern Corp.	1,074,475	63,942,008
Ryder System, Inc.	236,025	10,094,789
Union Pacific Corp.	1,344,309	109,964,476

		246,846,010

TRADING COMPANIES & DISTRIBUTORS — 1.5%
Fastenal Co. (a)	366,001	19,467,593
W.W. Grainger, Inc. (a)	194,573	23,175,590

		42,643,183

TOTAL COMMON STOCKS —
(Cost $3,324,067,102)		2,912,161,218

SHORT TERM INVESTMENTS — 3.1%
MONEY MARKET FUNDS — 3.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	87,663,997	87,663,997
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	3,826,816	3,826,816

TOTAL SHORT TERM INVESTMENTS —
(Cost $91,490,813)		91,490,813

TOTAL INVESTMENTS — 102.9% (f)
(Cost $3,415,557,915)		3,003,652,031
OTHER ASSETS AND LIABILITIES — (2.9)%		(84,214,164)

NET ASSETS — 100.0%		$2,919,437,867

(a)	Security, or portion thereof, was on loan at September 30, 2010.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.6%
CHEMICALS — 55.0%
Air Products & Chemicals, Inc.	1,214,090	$100,550,934
Airgas, Inc. (a)	455,358	30,941,576
CF Industries Holdings, Inc. (a)	426,192	40,701,336
E.I. du Pont de Nemours & Co.	5,178,469	231,063,287
Eastman Chemical Co. (a)	440,439	32,592,486
Ecolab, Inc.	1,373,102	69,671,195
FMC Corp.	443,991	30,373,424
International Flavors & Fragrances, Inc.	497,431	24,135,352
Monsanto Co.	2,040,634	97,807,588
PPG Industries, Inc.	971,359	70,714,935
Praxair, Inc.	1,748,407	157,811,216
Sigma-Aldrich Corp. (a)	726,533	43,868,062
The Dow Chemical Co.	6,625,643	181,940,157
The Sherwin-Williams Co.	542,441	40,759,017

		1,152,930,565

CONSTRUCTION MATERIALS — 1.4%
Vulcan Materials Co.	788,258	29,102,485

CONTAINERS & PACKAGING — 6.4%
Ball Corp.	557,299	32,797,046
Bemis Co., Inc.	687,537	21,829,300
Owens-Illinois, Inc. (b)	1,007,424	28,268,318
Pactiv Corp. (b)	839,986	27,702,738
Sealed Air Corp. (a)	1,001,623	22,516,485

		133,113,887

METALS & MINING — 32.9%
AK Steel Holding Corp. (a)	776,666	10,725,757
Alcoa, Inc.	6,000,789	72,669,555
Allegheny Technologies, Inc. (a)	607,674	28,226,457
Cliffs Natural Resources, Inc. (a)	806,200	51,532,304
Freeport-McMoRan Copper & Gold, Inc.	2,687,416	229,478,452
Newmont Mining Corp.	2,812,764	176,669,707
Nucor Corp. (a)	1,856,294	70,910,431
Titanium Metals Corp. (b)	616,255	12,300,450
United States Steel Corp. (a)	866,814	38,001,126

		690,514,239

PAPER & FOREST PRODUCTS — 3.9%
International Paper Co.	2,591,786	56,371,346
MeadWestvaco Corp.	1,058,473	25,805,572

		82,176,918

TOTAL COMMON STOCKS —
(Cost $2,243,416,657)		2,087,838,094

SHORT TERM INVESTMENTS — 6.0%
MONEY MARKET FUNDS — 6.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	119,707,221	119,707,221
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	6,549,899	6,549,899

TOTAL SHORT TERM INVESTMENTS —
(Cost $126,257,120)		126,257,120

TOTAL INVESTMENTS — 105.6% (f)
(Cost $2,369,673,777)		2,214,095,214
OTHER ASSETS AND LIABILITIES — (5.6)%		(118,109,628)

NET ASSETS — 100.0%		$2,095,985,586

(a)	Security, or portion thereof, was on loan at September 30, 2010.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.6%
COMMUNICATIONS EQUIPMENT — 10.8%
Cisco Systems, Inc. (a)	10,833,744	$237,258,994
Harris Corp.	267,845	11,862,855
JDS Uniphase Corp. (a)	544,334	6,744,298
Juniper Networks, Inc. (a)	1,018,639	30,915,694
Motorola, Inc. (a)	4,529,350	38,635,355
QUALCOMM, Inc.	3,065,818	138,329,708
Tellabs, Inc.	846,502	6,306,440

		470,053,344

COMPUTERS & PERIPHERALS — 19.3%
Apple, Inc. (a)	1,732,708	491,655,895
Dell, Inc. (a)	3,266,634	42,335,576
EMC Corp. (a)	3,947,525	80,174,233
Hewlett-Packard Co.	3,574,514	150,379,804
Lexmark International, Inc. (Class A) (a)(b)	189,093	8,437,330
NetApp, Inc. (a)	711,876	35,444,306
QLogic Corp. (a)	253,651	4,474,404
SanDisk Corp. (a)	479,180	17,561,947
Western Digital Corp. (a)	459,366	13,041,401

		843,504,896

DIVERSIFIED TELECOMMUNICATION SERVICES — 13.1%
AT&T, Inc.	11,209,048	320,578,773
CenturyLink, Inc. (b)	595,746	23,508,137
Frontier Communications Corp. (b)	2,259,058	18,456,504
Qwest Communications International, Inc. (b)	3,559,749	22,319,626
Verizon Communications, Inc.	5,390,902	175,689,496
Windstream Corp. (b)	1,016,188	12,488,951

		573,041,487

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.7%
Agilent Technologies, Inc. (a)	688,542	22,976,647
Amphenol Corp. (Class A)	353,014	17,290,626
Corning, Inc.	3,020,758	55,219,456
FLIR Systems, Inc. (a)(b)	324,151	8,330,681
Jabil Circuit, Inc.	440,840	6,352,504
Molex, Inc. (b)	299,923	6,277,388

		116,447,302

INTERNET SOFTWARE & SERVICES — 8.5%
Akamai Technologies, Inc. (a)	391,605	19,650,739
eBay, Inc. (a)	2,226,781	54,333,456
Google, Inc. (Class A) (a)	471,170	247,736,474
Monster Worldwide, Inc. (a)(b)	239,077	3,098,438
VeriSign, Inc. (a)(b)	364,956	11,583,703
Yahoo!, Inc. (a)	2,601,991	36,870,213

		373,273,023

IT SERVICES — 14.3%
Automatic Data Processing, Inc.	955,792	40,171,938
Cognizant Technology Solutions Corp. (Class A) (a)	593,663	38,273,454
Computer Sciences Corp.	308,571	14,194,266
Fidelity National Information Services, Inc.	546,434	14,824,754
Fiserv, Inc. (a)	302,245	16,266,826
International Business Machines Corp.	2,393,871	321,113,856
MasterCard, Inc. (Class A)	188,347	42,189,728
Paychex, Inc.	640,158	17,597,943
SAIC, Inc. (a)	558,170	8,919,557
Teradata Corp. (a)	348,778	13,448,880
The Western Union Co.	1,294,876	22,880,459
Total System Services, Inc. (b)	362,059	5,517,779
Visa, Inc. (Class A)	939,625	69,776,552

		625,175,992

OFFICE ELECTRONICS — 0.7%
Xerox Corp.	2,809,314	29,076,400

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.7%
Advanced Micro Devices, Inc. (a)(b)	1,214,628	8,636,005
Altera Corp. (b)	626,674	18,900,488
Analog Devices, Inc.	598,488	18,780,553
Applied Materials, Inc.	2,599,934	30,367,229
Broadcom Corp. (Class A)	879,387	31,121,506
First Solar, Inc. (a)(b)	101,754	14,993,452
Intel Corp.	9,006,543	173,195,822
KLA-Tencor Corp.	342,764	12,075,576
Linear Technology Corp. (b)	458,131	14,078,366
LSI Corp. (a)	1,371,319	6,253,215
MEMC Electronic Materials, Inc. (a)(b)	475,296	5,665,528
Microchip Technology, Inc. (b)	386,300	12,149,135
Micron Technology, Inc. (a)(b)	1,734,975	12,509,170
National Semiconductor Corp.	511,252	6,528,688
Novellus Systems, Inc. (a)	213,530	5,675,627
NVIDIA Corp. (a)	1,152,030	13,455,710
Teradyne, Inc. (a)(b)	439,844	4,899,862
Texas Instruments, Inc.	2,303,825	62,525,810
Xilinx, Inc. (b)	527,555	14,038,239

		465,849,981

SOFTWARE — 17.8%
Adobe Systems, Inc. (a)	1,024,743	26,797,029
Autodesk, Inc. (a)	467,430	14,943,737
BMC Software, Inc. (a)	361,512	14,634,006
CA, Inc.	772,397	16,313,025
Citrix Systems, Inc. (a)	376,858	25,716,790
Compuware Corp. (a)	535,204	4,565,290
Electronic Arts, Inc. (a)	670,206	11,011,485
Intuit, Inc. (a)	565,699	24,783,273
McAfee, Inc. (a)	308,634	14,586,043
Microsoft Corp.	14,446,067	353,784,181
Novell, Inc. (a)	846,499	5,053,599
Oracle Corp.	7,385,714	198,306,421
Red Hat, Inc. (a)	387,234	15,876,594
Salesforce.com, Inc. (a)(b)	237,788	26,584,698
Symantec Corp. (a)	1,551,136	23,530,733

		776,486,904

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Security Description	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES — 1.7%
American Tower Corp. (Class A) (a)	785,256	$40,252,223
MetroPCS Communications, Inc. (a)(b)	584,316	6,111,945
Sprint Nextel Corp. (a)(b)	5,906,308	27,346,206

		73,710,374

TOTAL COMMON STOCKS —
(Cost $4,854,484,700)		4,346,619,703

SHORT TERM INVESTMENTS — 3.1%
MONEY MARKET FUNDS — 3.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	118,590,835	118,590,835
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	16,628,906	16,628,906

TOTAL SHORT TERM INVESTMENTS —
(Cost $135,219,741)		135,219,741

TOTAL INVESTMENTS — 102.7% (f)
(Cost $4,989,704,441)		4,481,839,444
OTHER ASSETS AND LIABILITIES — (2.7)%		(119,037,084)

NET ASSETS — 100.0%		$4,362,802,360

(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at September 30, 2010.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Security Description	Shares	Value

COMMON STOCKS — 99.5%
ELECTRIC UTILITIES — 53.5%
Allegheny Energy, Inc. (a)	1,860,542	$45,620,490
American Electric Power Co., Inc.	5,238,338	189,784,986
Duke Energy Corp. (a)	13,228,136	234,270,289
Edison International (a)	3,559,514	122,411,686
Entergy Corp.	2,033,115	155,594,291
Exelon Corp.	7,189,338	306,122,012
FirstEnergy Corp. (a)	3,315,661	127,785,575
NextEra Energy, Inc.	4,522,539	245,980,896
Northeast Utilities	1,915,841	56,651,418
Pepco Holdings, Inc. (a)	2,469,800	45,938,280
Pinnacle West Capital Corp.	1,209,137	49,901,084
PPL Corp. (a)	5,263,841	143,334,390
Progress Energy, Inc.	3,201,166	142,195,794
Southern Co.	9,032,604	336,374,173

		2,201,965,364

GAS UTILITIES — 1.8%
Nicor, Inc. (a)	515,518	23,621,035
Oneok, Inc.	1,157,385	52,128,620

		75,749,655

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 5.1%
Constellation Energy Group, Inc.	2,207,773	71,178,602
NRG Energy, Inc. (a)(b)	2,754,812	57,355,186
The AES Corp. (b)	7,298,000	82,832,300

		211,366,088

MULTI-UTILITIES — 39.1%
Ameren Corp. (a)	2,623,374	74,503,822
CenterPoint Energy, Inc.	4,649,781	73,094,557
CMS Energy Corp. (a)	2,558,579	46,105,594
Consolidated Edison, Inc. (a)	3,095,105	149,245,963
Dominion Resources, Inc. (a)	6,410,877	279,898,890
DTE Energy Co.	1,855,184	85,208,601
Integrys Energy Group, Inc. (a)	855,848	44,555,447
NiSource, Inc. (a)	3,070,689	53,429,989
PG&E Corp. (a)	4,264,096	193,675,240
Public Service Enterprise Group, Inc.	5,503,191	182,045,558
SCANA Corp. (a)	1,226,032	49,433,610
Sempra Energy	2,710,313	145,814,839
TECO Energy, Inc.	2,372,856	41,097,866
Wisconsin Energy Corp.	1,271,457	73,490,215
Xcel Energy, Inc. (a)	5,042,556	115,827,511

		1,607,427,702

TOTAL COMMON STOCKS —
(Cost $4,560,334,145)		4,096,508,809

SHORT TERM INVESTMENTS — 11.3%
MONEY MARKET FUNDS — 11.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	454,407,124	454,407,124
State Street Institutional Liquid Reserves Fund 0.26% (d)(e)	11,764,089	11,764,089

TOTAL SHORT TERM INVESTMENTS —
(Cost $466,171,213)		466,171,213

TOTAL INVESTMENTS — 110.8% (f)
(Cost $5,026,505,358)		4,562,680,022
OTHER ASSETS AND LIABILITIES — (10.8)%		(445,905,553)

NET ASSETS — 100.0%		$4,116,774,469

(a)	Security, or portion thereof, was on loan at September 30, 2010.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2010

	The Consumer Discretionary	The Consumer Staples	The Energy	The Financial	The Health Care	The Industrial	The Materials	The Technology	The Utilities
	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$1,716,713,936	$3,241,282,994	$6,668,726,555	$5,309,041,393	$2,692,589,757	$2,912,161,218	$2,087,838,094	$4,346,619,703	$4,096,508,809
Investments in affiliated issuers, at value (Note 2 and Note 3)	87,734,883	62,791,081	147,559,139	214,531,736	42,959,673	91,490,813	126,257,120	135,219,741	466,171,213

Total investments	1,804,448,819	3,304,074,075	6,816,285,694	5,523,573,129	2,735,549,430	3,003,652,031	2,214,095,214	4,481,839,444	4,562,680,022
Receivable for investments sold	—	—	—	27,948,582	2,849,866	—	109,554,995	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	—	20,499	—	—	—	—	203,942	7,730	—
Dividends receivable — unaffiliated issuers (Note 2)	1,601,036	11,956,864	3,622,757	3,211,029	4,863,814	4,401,503	2,800,414	1,222,988	9,726,876
Dividends and securities lending income receivable — affiliated issuers (Note 2)	41,737	17,493	50,179	53,138	14,450	18,746	18,702	29,253	68,972
Prepaid expenses	4,625	7,981	25,241	30,139	8,949	6,981	7,231	16,682	10,812

TOTAL ASSETS	1,806,096,217	3,316,076,912	6,819,983,871	5,554,816,017	2,743,286,509	3,008,079,261	2,326,680,498	4,483,116,097	4,572,486,682

LIABILITIES
Payable upon return of securities loaned	85,033,032	60,577,909	140,985,855	146,608,012	42,959,573	87,663,997	119,707,221	118,590,835	454,407,124
Due to custodian	—	—	—	—	102,442	—	—	—	—
Payable for investments purchased	—	—	—	27,349,904	1,820,498	—	110,295,591	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	1,748	—	8,585	18,835	24,298	3,929	—	—	104,625
Accrued distribution fees (Note 3)	122,872	175,943	353,506	371,723	135,871	156,113	179,350	565,933	254,266
Accrued advisory fees (Note 3)	62,010	114,785	221,831	209,088	97,987	101,586	70,103	144,092	147,732
Accrued administration, custodian and transfer agent fees (Note 3)	39,167	72,348	139,650	131,638	61,787	64,049	44,255	90,774	93,063
Accrued trustees’ fees (Note 3)	1,894	2,848	6,693	7,383	2,977	2,979	2,050	4,931	3,629
Accrued expenses and other liabilities	388,569	588,633	1,180,014	1,345,187	411,059	648,741	396,342	917,172	701,774

TOTAL LIABILITIES	85,649,292	61,532,466	142,896,134	176,041,770	45,616,492	88,641,394	230,694,912	120,313,737	455,712,213

NET ASSETS	$1,720,446,925	$3,254,544,446	$6,677,087,737	$5,378,774,247	$2,697,670,017	$2,919,437,867	$2,095,985,586	$4,362,802,360	$4,116,774,469

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$1,976,309,119	$3,578,400,137	$9,358,673,794	$6,648,227,198	$3,374,230,534	$3,503,988,305	$2,721,431,931	$5,914,259,056	$4,845,104,211
Undistributed (distributions in excess of) net investment income	5,597,608	12,890,523	10,401,165	—	6,368,937	5,940,248	11,294,739	2,611,924	5,411,603
Accumulated net realized gain (loss) on investments	(141,534,038)	(124,156,100)	(1,315,282,894)	(607,868,667)	(116,018,836)	(178,584,802)	(481,162,521)	(1,046,203,623)	(269,916,009)
Net unrealized appreciation (depreciation) on investments	(119,925,764)	(212,590,114)	(1,376,704,328)	(661,584,284)	(566,910,618)	(411,905,884)	(155,578,563)	(507,864,997)	(463,825,336)

NET ASSETS	$1,720,446,925	$3,254,544,446	$6,677,087,737	$5,378,774,247	$2,697,670,017	$2,919,437,867	$2,095,985,586	$4,362,802,360	$4,116,774,469

NET ASSET VALUE PER SELECT SECTOR SPDR:
Net asset value per Select Sector SPDR share	$33.44	$27.88	$56.05	$14.35	$30.49	$31.28	$32.79	$23.02	$31.38

Shares outstanding (unlimited amount authorized, $0.01 par value)	51,453,252	116,721,809	119,124,200	374,795,427	88,465,324	93,326,000	63,923,725	189,555,897	131,174,160

COST OF INVESTMENTS:
Unaffiliated issuers	$1,836,639,700	$3,453,873,108	$8,045,430,883	$5,957,949,881	$3,259,500,375	$3,324,067,102	$2,243,416,657	$4,854,484,700	$4,560,334,145
Affiliated issuers (Note 3)	87,734,883	62,791,081	147,559,139	227,207,532	42,959,673	91,490,813	126,257,120	135,219,741	466,171,213

Total cost of investments	$1,924,374,583	$3,516,664,189	$8,192,990,022	$6,185,157,413	$3,302,460,048	$3,415,557,915	$2,369,673,777	$4,989,704,441	$5,026,505,358

* Includes investments of securities on loan, at value	$82,872,096	$59,240,129	$138,263,787	$152,291,772	$45,353,368	$85,909,858	$116,381,628	$114,733,923	$463,692,860

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2010

	The Consumer Discretionary	The Consumer Staples	The Energy	The Financial	The Health Care	The Industrial	The Materials		The Technology	The Utilities
	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund	Select Sector SPDR Fund		Select Sector SPDR Fund	Select Sector SPDR Fund

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$26,330,818	$79,992,501	$116,885,678	$76,240,118	$55,905,568	$58,302,057	$63,743,580	*	$69,314,678	$143,999,714
Dividend income — affiliated issuers (Note 2)	4,735	7,971	18,171	90,085	12,373	11,095	7,891		24,543	19,231
Affiliated securities lending income — net (Note 3 and Note 7)	398,462	110,531	480,934	1,137,691	172,112	303,293	196,268		299,947	336,074

TOTAL INVESTMENT INCOME	26,734,015	80,111,003	117,384,783	77,467,894	56,090,053	58,616,445	63,947,739		69,639,168	144,355,019

EXPENSES
License fees (Note 3)	992,738	1,523,656	3,512,152	3,823,073	1,561,012	1,567,138	1,078,849		2,559,585	1,943,993
Distribution fees (Note 3)	921,109	1,415,687	3,276,919	3,577,564	1,454,730	1,451,375	1,006,503		2,387,833	1,808,039
Advisory fees (Note 3)	728,340	1,118,225	2,578,403	2,807,047	1,144,840	1,149,741	791,949		1,878,756	1,426,554
Administrator, custodian and transfer agent fees (Note 3)	489,895	757,750	1,743,751	1,878,655	769,193	772,386	534,138		1,261,516	965,332
Printing and postage expenses	114,193	148,850	383,502	402,766	165,033	176,975	128,943		309,820	213,322
Professional fees	27,691	41,289	103,017	118,743	43,984	42,864	31,789		76,247	53,334
Trustees’ fees (Note 3)	21,238	33,182	83,316	97,371	35,760	32,437	25,250		59,890	41,800
Insurance expense	13,244	27,346	60,717	58,986	29,338	18,990	14,896		36,274	29,696
SEC registration expenses	13,665	19,134	44,421	45,172	19,662	21,776	14,451		34,393	25,981
Miscellaneous expenses	19,016	30,424	57,696	78,077	30,913	26,753	65,232		40,908	36,807

TOTAL EXPENSES BEFORE WAIVERS	3,341,129	5,115,543	11,843,894	12,887,454	5,254,465	5,260,435	3,692,000		8,645,222	6,544,858

Fees waived by administrator, custodian and transfer agent (Note 3)	(22,876)	(34,777)	(79,392)	(86,047)	(35,529)	(36,165)	(24,466)		(58,113)	(44,484)

NET EXPENSES	3,318,253	5,080,766	11,764,502	12,801,407	5,218,936	5,224,270	3,667,534		8,587,109	6,500,374

NET INVESTMENT INCOME	23,415,762	75,030,237	105,620,281	64,666,487	50,871,117	53,392,175	60,280,205		61,052,059	137,854,645

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	181,724,989	78,779,516	202,206,694	1,418,368,806	117,616,368	182,659,302	8,631,922		363,605,233	(12,414,945)
Investment transactions — affiliated issuers (Note 3)	—	—	—	(12,503,411)	—	—	—		—	—
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	114,945,672	141,824,426	31,402,721	(1,731,135,714)	21,588,504	126,340,343	63,746,633		(50,168,912)	191,904,115
Investment transactions — affiliated issuers (Note 3)	—	—	—	(23,338,616)	—	—	—		—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	296,670,661	220,603,942	233,609,415	(348,608,935)	139,204,872	308,999,645	72,378,555		313,436,321	179,489,170

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$320,086,423	$295,634,179	$339,229,696	$(283,942,448)	$190,075,989	$362,391,820	$132,658,760		$374,488,380	$317,343,815

*	Dividend income on securities of unaffiliated issuers reflects the receipt of a special one time dividend from a portfolio holding in the amount of $28,974,739.

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary		The Consumer Staples		The Energy		The Financial		The Health Care
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,415,762	$16,885,712	$75,030,237	$62,197,329	$105,620,281	$90,752,084	$64,666,487	$185,901,305	$50,871,117	$45,731,696
Net realized gain (loss) on investment transactions	181,724,989	(19,075,264)	78,779,516	(111,222,944)	202,206,694	(1,232,577,668)	1,405,865,395	(4,707,321,436)	117,616,368	(46,065,598)
Net change in unrealized appreciation (depreciation) on investments	114,945,672	37,896,239	141,824,426	(171,336,038)	31,402,721	302,956,641	(1,754,474,330)	1,560,401,147	21,588,504	(73,826,829)

Net increase (decrease) in net assets resulting from operations	320,086,423	35,706,687	295,634,179	(220,361,653)	339,229,696	(838,868,943)	(283,942,448)	(2,961,018,984)	190,075,989	(74,160,731)

Net equalization credits and charges	(5,150,340)	(2,438,532)	(4,040,776)	(4,170,778)	(6,416,062)	(5,088,937)	(2,787,690)	808,159	(1,485,551)	(3,515,089)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(18,180,345)	(14,479,675)	(68,230,784)	(55,907,531)	(99,524,372)	(85,787,987)	(62,836,724)	(210,886,103)	(48,977,135)	(41,186,592)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sale of shares	6,841,360,976	5,078,430,059	8,412,080,751	2,574,078,420	17,310,969,196	18,882,804,628	25,449,983,064	27,170,185,267	8,561,923,574	3,791,933,042
Proceeds from reinvestment of distributions	—	26,411	—	223,127	—	386,110	—	1,003,156	—	128,302
Cost of shares repurchased	(6,691,115,011)	(4,827,221,189)	(7,270,300,974)	(3,329,529,442)	(16,092,584,368)	(19,357,313,449)	(27,218,542,250)	(28,403,888,809)	(7,984,944,681)	(4,074,266,255)
Net income equalization (Note 2)	5,150,340	2,438,532	4,040,776	4,170,778	6,416,062	5,088,937	2,787,690	(808,159)	1,485,551	3,515,089

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	155,396,305	253,673,813	1,145,820,553	(751,057,117)	1,224,800,890	(469,033,774)	(1,765,771,496)	(1,233,508,545)	578,464,444	(278,689,822)

Net increase (decrease) in net assets during period	452,152,043	272,462,293	1,369,183,172	(1,031,497,079)	1,458,090,152	(1,398,779,641)	(2,115,338,358)	(4,404,605,473)	718,077,747	(397,552,234)
Net assets at beginning of period	1,268,294,882	995,832,589	1,885,361,274	2,916,858,353	5,218,997,585	6,617,777,226	7,494,112,605	11,898,718,078	1,979,592,270	2,377,144,504

NET ASSETS END OF PERIOD (1)	$1,720,446,925	$1,268,294,882	$3,254,544,446	$1,885,361,274	$6,677,087,737	$5,218,997,585	$5,378,774,247	$7,494,112,605	$2,697,670,017	$1,979,592,270

SELECT SECTOR SPDR SHARES:
Shares sold	220,050,000	228,350,000	313,150,000	110,600,000	308,650,000	393,950,000	1,709,050,000	2,372,300,000	283,000,000	148,300,000
Shares issued from reinvestment of distributions	—	1,117	—	9,146	—	7,732	—	75,841	—	4,756
Shares redeemed	(214,750,000)	(217,700,000)	(270,400,000)	(143,000,000)	(286,250,000)	(400,850,000)	(1,835,800,000)	(2,463,000,000)	(263,450,000)	(157,500,000)

Net increase (decrease)	5,300,000	10,651,117	42,750,000	(32,390,854)	22,400,000	(6,892,268)	(126,750,000)	(90,624,159)	19,550,000	(9,195,244)

(1) Including undistributed (distribution in excess of) net investment income	$5,597,608	$2,179,434	$12,890,523	$6,091,070	$10,401,165	$4,883,349	$—	$(21)	$6,368,937	$4,474,955

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Industrial		The Materials		The Technology		The Utilities
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$53,392,175	$37,025,183	$60,280,205	$27,651,448	$61,052,059	$44,620,487	$137,854,645	$88,410,486
Net realized gain (loss) on investment transactions	182,659,302	(105,442,615)	8,631,922	(254,213,167)	363,605,233	(9,772,185)	(12,414,945)	(109,078,778)
Net change in unrealized appreciation (depreciation) on investments	126,340,343	(43,730,154)	63,746,633	197,149,622	(50,168,912)	336,785,296	191,904,115	(89,546,175)

Net increase (decrease) in net assets resulting from operations	362,391,820	(112,147,586)	132,658,760	(29,412,097)	374,488,380	371,633,598	317,343,815	(110,214,467)

Net equalization credits and charges	(4,225,424)	(554,626)	(7,403,155)	(2,153,446)	(2,486,809)	2,733,951	930,361	993,869

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(48,881,772)	(36,640,271)	(51,927,379)	(26,438,356)	(58,440,127)	(47,388,662)	(136,689,541)	(88,795,203)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sale of shares	12,163,210,765	5,907,340,331	8,321,679,557	6,077,451,974	9,388,308,859	5,055,086,884	7,173,181,952	3,432,645,740
Proceeds from reinvestment of distributions	—	185,569	—	79,435	—	27,250	—	541,927
Cost of shares repurchased	(11,567,575,681)	(5,412,283,663)	(8,031,479,283)	(5,692,566,383)	(9,195,720,218)	(3,961,935,880)	(5,699,786,534)	(2,989,971,414)
Net income equalization (Note 2)	4,225,424	554,626	7,403,155	2,153,446	2,486,809	(2,733,951)	(930,361)	(993,869)

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	599,860,508	495,796,863	297,603,429	387,118,472	195,075,450	1,090,444,303	1,472,465,057	442,222,384

Net increase (decrease) in net assets during period	909,145,132	346,454,380	370,931,655	329,114,573	508,636,894	1,417,423,190	1,654,049,692	244,206,583
Net assets at beginning of period	2,010,292,735	1,663,838,355	1,725,053,931	1,395,939,358	3,854,165,466	2,436,742,276	2,462,724,777	2,218,518,194

NET ASSETS END OF PERIOD (1)	$2,919,437,867	$2,010,292,735	$2,095,985,586	$1,725,053,931	$4,362,802,360	$3,854,165,466	$4,116,774,469	$2,462,724,777

SELECT SECTOR SPDR SHARES:
Shares sold	409,700,000	263,850,000	258,450,000	237,400,000	423,450,000	298,150,000	236,800,000	125,850,000
Shares issued from reinvestment of distributions	—	7,739	—	2,982	—	1,500	—	18,789
Shares redeemed	(392,550,000)	(241,950,000)	(250,250,000)	(223,850,000)	(418,800,000)	(236,100,000)	(189,650,000)	(108,850,000)

Net increase (decrease)	17,150,000	21,907,739	8,200,000	13,552,982	4,650,000	62,051,500	47,150,000	17,018,789

(1) Including undistributed (distribution in excess of) net investment income	$5,940,248	$2,215,577	$11,294,739	$3,665,325	$2,611,924	$(8)	$5,411,603	$4,246,499

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Discretionary
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$27.48	$28.05	$36.74	$34.95	$32.46

Income (loss) from investment operations:
Net investment income	0.44 (1)	0.45 (1)	0.46 (1)	0.37	0.32 (1)
Net realized and unrealized gain (loss) (2)	6.05	(0.51)	(8.57)	1.80	2.53

Total from investment operations	6.49	(0.06)	(8.11)	2.17	2.85

Net equalization credits and charges (1)	(0.10)	(0.06)	(0.09)	(0.03)	(0.05)

Distributions to shareholders from:
Net investment income	(0.43)	(0.45)	(0.49)	(0.35)	(0.31)

Net asset value, end of period	$33.44	$27.48	$28.05	$36.74	$34.95

Total return (3)	23.39%	(0.04)%	(22.39)%	6.07%	8.70%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$1,720,447	$1,268,295	$995,833	$729,341	$429,980
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	1.42%	1.99%	1.44%	0.93%	0.98%
Portfolio turnover rate (4)	8.29%	4.21%	8.56%	5.65%	12.06%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Staples
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$25.49	$27.42	$27.94	$25.34	$23.28

Income (loss) from investment operations:
Net investment income	0.80 (1)	0.71 (1)	0.59	0.59	0.50 (1)
Net realized and unrealized gain (loss) (2)	2.39	(1.91)	(0.53)	2.60	2.04

Total from investment operations	3.19	(1.20)	0.06	3.19	2.54

Net equalization credits and charges (1)	(0.04)	(0.05)	0.02	(0.01)	0.02

Distributions to shareholders from:
Net investment income	(0.76)	(0.68)	(0.60)	(0.58)	(0.50)

Net asset value, end of period	$27.88	$25.49	$27.42	$27.94	$25.34

Total return (3)	12.50%	(4.37)%	0.28%	12.69%	11.13%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$3,254,544	$1,885,361	$2,916,858	$2,090,505	$1,480,041
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	2.95%	3.05%	2.22%	2.18%	2.10%
Portfolio turnover rate (4)	5.07%	14.41%	3.20%	5.76%	7.55%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Energy
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$53.96	$63.87	$74.99	$53.48	$53.65

Income (loss) from investment operations:
Net investment income	1.01 (1)	0.96 (1)	0.93	0.78	0.64
Net realized and unrealized gain (loss) (2)	2.15	(9.85)	(11.07)	21.49	(0.14)

Total from investment operations	3.16	(8.89)	(10.14)	22.27	0.50

Net equalization credits and charges (1)	(0.06)	(0.05)	(0.13)	0.01	0.00 (3)

Distributions to shareholders from:
Net investment income	(1.01)	(0.97)	(0.85)	(0.77)	(0.67)

Net asset value, end of period	$56.05	$53.96	$63.87	$74.99	$53.48

Total return (4)	5.80%	(13.81)%	(13.87)%	41.87%	0.87%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,677,088	$5,218,998	$6,617,777	$4,882,544	$4,014,453
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	1.80%	1.98%	1.08%	1.19%	1.18%
Portfolio turnover rate (5)	7.68%	24.39%	6.87%	7.00%	18.00%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Financial
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$14.94	$20.09	$34.28	$34.64	$29.50

Income (loss) from investment operations:
Net investment income	0.15 (1)	0.35 (1)	0.86	0.84 (1)	0.77
Net realized and unrealized gain (loss) (2)	(0.58)	(5.12)	(14.48)	(0.53)	5.22

Total from investment operations	(0.43)	(4.77)	(13.62)	0.31	5.99

Net equalization credits and charges (1)	(0.01)	0.00 (3)	0.28	0.22	(0.08)

Distributions to shareholders from:
Net investment income	(0.15)	(0.38)	(0.85)	(0.89)	(0.77)

Net asset value, end of period	$14.35	$14.94	$20.09	$34.28	$34.64

Total return (4)	(2.95)%	(23.21)%	(39.24)%	1.41%	20.16%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$5,378,774	$7,494,113	$11,898,718	$2,831,956	$1,952,484
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	1.01%	2.95%	3.20%	2.35%	2.42%
Portfolio turnover rate (5)	15.57%	16.74%	18.24%	14.57%	10.93%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Health Care
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$28.72	$30.43	$35.41	$33.17	$31.37

Income (loss) from investment operations:
Net investment income (1)	0.59	0.58	0.55	0.56	0.44
Net realized and unrealized gain (loss) (2)	1.78	(1.69)	(4.97)	2.27	1.81

Total from investment operations	2.37	(1.11)	(4.42)	2.83	2.25

Net equalization credits and charges (1)	(0.02)	(0.04)	(0.01)	(0.03)	(0.02)

Distributions to shareholders from:
Net investment income	(0.58)	(0.56)	(0.55)	(0.56)	(0.43)

Net asset value, end of period	$30.49	$28.72	$30.43	$35.41	$33.17

Total return (3)	8.21%	(3.58)%	(12.55)%	8.49%	7.17%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$2,697,670	$1,979,592	$2,377,145	$2,075,363	$1,948,747
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	1.96%	2.22%	1.68%	1.64%	1.40%
Portfolio turnover rate (4)	4.38%	5.61%	3.69%	10.15%	3.81%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Industrial
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$26.39	$30.66	$40.92	$33.35	$30.14

Income (loss) from investment operations:
Net investment income	0.60 (1)	0.67 (1)	0.69 (1)	0.63 (1)	0.56
Net realized and unrealized gain (loss) (2)	4.93	(4.25)	(10.21)	7.60	3.23

Total from investment operations	5.53	(3.58)	(9.52)	8.23	3.79

Net equalization credits and charges (1)	(0.05)	(0.01)	(0.05)	0.00 (3)	(0.04)

Distributions to shareholders from:
Net investment income	(0.59)	(0.68)	(0.69)	(0.66)	(0.54)

Net asset value, end of period	$31.28	$26.39	$30.66	$40.92	$33.35

Total return (4)	20.94%	(11.25)%	(23.55)%	24.88%	12.51%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$2,919,438	$2,010,293	$1,663,838	$1,989,147	$1,095,912
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	2.04%	2.96%	1.85%	1.69%	1.67%
Portfolio turnover rate (5)	8.82%	9.51%	4.27%	7.12%	3.01%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Materials
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$30.96	$33.10	$42.15	$31.67	$27.47

Income (loss) from investment operations:
Net investment income (1)	1.08 (2)	0.64	0.94	0.85	0.80
Net realized and unrealized gain (loss) (3)	1.93	(2.05)	(8.78)	10.46	4.30

Total from investment operations	3.01	(1.41)	(7.84)	11.31	5.10

Net equalization credits and charges (1)	(0.13)	(0.05)	(0.28)	(0.03)	(0.12)

Distributions to shareholders from:
Net investment income	(1.05)	(0.68)	(0.93)	(0.80)	(0.78)

Net asset value, end of period	$32.79	$30.96	$33.10	$42.15	$31.67

Total return (4)	9.39%	(3.85)%	(19.58)%	35.97%	18.13%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$2,095,986	$1,725,054	$1,395,939	$1,724,848	$703,475
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.21%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	3.35%	2.54%	2.27%	2.26%	2.57%
Portfolio turnover rate (5)	13.98%	35.67%	12.03%	8.94%	6.24%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Weyerhauser Co.). The resulting increase to net investment income amounted to $0.52 per share and 1.61% of average net assets.
(3)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Technology
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$20.84	$19.83	$27.00	$21.99	$20.89

Income (loss) from investment operations:
Net investment income	0.32 (1)	0.30 (1)	0.27 (1)	0.20	0.19 (1)
Net realized and unrealized gain (loss) (2)	2.18	1.01	(7.16)	5.02	1.10

Total from investment operations	2.50	1.31	(6.89)	5.22	1.29

Net equalization credits and charges (1)	(0.01)	0.02	(0.01)	0.00 (3)	0.00 (3)

Distributions to shareholders from:
Net investment income	(0.31)	(0.32)	(0.27)	(0.21)	(0.19)

Net asset value, end of period	$23.02	$20.84	$19.83	$27.00	$21.99

Total return (4)	11.97%	7.01%	(25.68)%	23.79%	6.20%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$4,362,802	$3,854,165	$2,436,742	$2,726,921	$1,817,902
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	1.43%	1.75%	1.12%	0.85%	0.91%
Portfolio turnover rate (5)	4.77%	7.38%	9.31%	12.83%	11.30%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Utilities
	Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$29.31	$33.11	$39.90	$33.97	$33.58

Income (loss) from investment operations:
Net investment income (1)	1.28	1.25	1.19	1.10	1.08
Net realized and unrealized gain (loss) (2)	2.05	(3.80)	(6.63)	6.06	0.39

Total from investment operations	3.33	(2.55)	(5.44)	7.16	1.47

Net equalization credits and charges (1)	0.01	0.01	(0.15)	(0.13)	(0.01)

Distributions to shareholders from:
Net investment income	(1.27)	(1.26)	(1.20)	(1.10)	(1.07)

Net asset value, end of period	$31.38	$29.31	$33.11	$39.90	$33.97

Total return (3)	11.64%	(7.43)%	(14.39)%	20.83%	4.49%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$4,116,774	$2,462,725	$2,218,518	$2,734,750	$2,993,688
Ratio of expenses to average net assets	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of expenses to average net assets before waivers	0.20%	0.22%	0.22%	0.23%	0.24%
Ratio of net investment income (loss) to average net assets	4.25%	4.49%	2.97%	2.85%	3.34%
Portfolio turnover rate (4)	10.84%	9.63%	3.83%	9.80%	2.13%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2010

1.	Organization

The Select Sector SPDR Trust (the “Trust”) was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries as specified by a specified market sector index (each a “Select Sector Index”). Each of the nine Select Sector Indices represents a basket of equity securities of public companies that are components of the S&P 500. The Trust is comprised of the following Funds: The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund and The Utilities Select Sector SPDR Fund (each a “Fund” or “Select Sector SPDR Fund” and collectively the “Funds” or “Select Sector SPDR Funds”). Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of a specified Select Sector Index.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the relevant Select Sector Index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the relevant Select Sector Index. Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgements and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate each Fund’s net asset value and the prices used by each Fund’s respective Select Sector Index, which, in turn, could result in a difference between each Fund’s performance and the performance of the Fund’s respective Select Sector Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Distributions

Each Fund declares and distributes dividends from net investment income to its shareholders quarterly. Each Fund declares and distributes net realized capital gains, if any, at least annually.

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service is no longer available. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Select Sector SPDR shares of the

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

applicable Fund(s) are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Select Sector SPDR shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Select Sector SPDR shares. Amounts related to Equalization can be found on the Statements of Changes.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of nonreclaimable foreign tax withholdings on the ex-dividend date.

Concentration of Risk

Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

Subsequent Events

Management has determined there are no subsequent events or transactions that would have materially impacted the Funds’ financial statements as presented.

Federal Income Tax

Each Fund has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales. Net investment income per share calculations in the Financial Highlights for all years presented exclude these differences.

The Funds have reviewed the tax positions for the open tax years as of September 30, 2010 and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

For the year ended September 30, 2010, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (See Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain
Reclassified to
Paid in Capital

Consumer Discretionary Select Sector SPDR Fund	$223,688,147
Consumer Staples Select Sector SPDR Fund	91,864,087
Energy Select Sector SPDR Fund	316,616,690
Financial Select Sector SPDR Fund	1,392,402,509
Health Care Select Sector SPDR Fund	135,540,911
Industrial Select Sector SPDR Fund	216,472,835
Materials Select Sector SPDR Fund	173,466,339
Technology Select Sector SPDR Fund	397,659,654
Utilities Select Sector SPDR Fund	95,699,062

At September 30, 2010, the Funds had the following capital loss carryforwards, which may be utilized to offset any net realized capital gains, expiring September 30:

	2011	2012	2013	2014	2015	2016	2017	2018

Consumer Discretionary Select Sector SPDR Fund	$13,927,450	$2,502,233	$997,052	$9,450,752	$7,544,551	$4,343,910	$17,652,701	$44,152,294
Consumer Staples Select Sector SPDR Fund	53,558,106	23,758,907	799,804	23,679,427	175,734	2,872,408	—	3,835,906
Energy Select Sector SPDR Fund	65,879,072	6,684,065	821,860	50,406	94,186,580	16,887,031	46,397,013	932,038,288
Financial Select Sector SPDR Fund	19,148,460	8,078,713	4,176,362	9,961,554	10,349,660	41,633,377	423,127,850	90,848,829
Health Care Select Sector SPDR Fund	17,808,907	1,306,855	6,333,060	7,166,786	3,362,549	1,330,406	21,726,896	29,635,140
Industrial Select Sector SPDR Fund	29,450,669	6,331,812	1,389,592	4,968,985	7,287,655	5,756,566	15,013,076	80,582,108
Materials Select Sector SPDR Fund	6,349,204	2,359,563	1,867,693	3,631,452	400,900	2,396,678	34,304,196	254,329,658
Technology Select Sector SPDR Fund	305,114,554	123,285,364	9,613,457	52,407,581	149,073,403	64,942,837	121,713,434	135,090,209
Utilities Select Sector SPDR Fund	18,897,010	15,559,181	400,327	2,962,529	4,942,581	—	23,780,627	83,031,840

During the tax year ended September 30, 2010, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

Consumer Discretionary Select Sector SPDR Fund	$—	$732,626
Consumer Staples Select Sector SPDR Fund	—	—
Energy Select Sector SPDR Fund	—	6,697,642
Financial Select Sector SPDR Fund	—	3,115,309
Health Care Select Sector SPDR Fund	—	2,876,921
Industrial Select Sector SPDR Fund	—	617,211
Materials Select Sector SPDR Fund	—	3,739,320
Technology Select Sector SPDR Fund	—	110,778,244
Utilities Select Sector SPDR Fund	—	—

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Under current tax laws, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2009 through September 30, 2010 that have been deferred for tax purposes until fiscal year 2011:

Deferred Losses

Consumer Discretionary Select Sector SPDR Fund	$40,829,134
Consumer Staples Select Sector SPDR Fund	13,115,872
Energy Select Sector SPDR Fund	120,300,080
Financial Select Sector SPDR Fund	—
Health Care Select Sector SPDR Fund	22,933,364
Industrial Select Sector SPDR Fund	27,687,839
Materials Select Sector SPDR Fund	159,773,879
Technology Select Sector SPDR Fund	61,133,352
Utilities Select Sector SPDR Fund	104,752,494

For the year ended September 30, 2010, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2010, were as follows:

		Long-Term
	Ordinary Income	Capital Gain

Consumer Discretionary Select Sector SPDR Fund	$18,180,345	$—
Consumer Staples Select Sector SPDR Fund	68,230,784	—
Energy Select Sector SPDR Fund	99,524,372	—
Financial Select Sector SPDR Fund	62,836,724	—
Health Care Select Sector SPDR Fund	48,977,135	—
Industrial Select Sector SPDR Fund	48,881,772	—
Materials Select Sector SPDR Fund	51,927,379	—
Technology Select Sector SPDR Fund	58,440,127	—
Utilities Select Sector SPDR Fund	136,689,541	—

The tax character of distributions paid during the year ended September 30, 2009, were as follows:

		Long-Term
	Ordinary Income	Capital Gain

Consumer Discretionary Select Sector SPDR Fund	$14,479,675	$—
Consumer Staples Select Sector SPDR Fund	55,907,531	—
Energy Select Sector SPDR Fund	85,787,987	—
Financial Select Sector SPDR Fund	210,886,103	—
Health Care Select Sector SPDR Fund	41,186,592	—
Industrial Select Sector SPDR Fund	36,640,271	—
Materials Select Sector SPDR Fund	26,438,356	—
Technology Select Sector SPDR Fund	47,388,662	—
Utilities Select Sector SPDR Fund	88,795,203	—

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

There were no significant differences between the book basis and the tax basis components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Net Unrealized
	Undistributed	Long-Term	Appreciation
	Ordinary Income	Capital Gain	(Depreciation)

Consumer Discretionary Select Sector SPDR Fund	$5,597,608	$—	$(120,059,725)
Consumer Staples Select Sector SPDR Fund	12,890,523	—	(214,950,050)
Energy Select Sector SPDR Fund	10,401,165	—	(1,408,742,827)
Financial Select Sector SPDR Fund	—	—	(662,128,146)
Health Care Select Sector SPDR Fund	6,368,937	—	(571,325,492)
Industrial Select Sector SPDR Fund	5,940,248	—	(412,022,385)
Materials Select Sector SPDR Fund	11,294,739	—	(171,327,862)
Technology Select Sector SPDR Fund	2,611,924	—	(531,694,431)
Utilities Select Sector SPDR Fund	5,411,603	—	(479,414,756)

3.	Related Party Fees and Transactions

Adviser Fees

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (“Investment Advisory Agreement”) with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services provided to each Fund under its Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and paid monthly at the annualized rate of 0.05% for the first $12.5 billion of average daily net assets of the Trust and 0.04% thereafter. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. From time to time, the Adviser may waive all or a portion of its fee. The Adviser did not waive any of its fees in the current period.

Unitary Fee

A “unitary” fee is paid by each Fund to State Street Bank and Trust Company (“State Street”) for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets of the next $3.5 billion of net assets of the Trust; and (iv) 0.015% of average net assets on the remainder of net assets. State Street has voluntarily undertaken to waive 0.005% of its unitary fee on net assets of the Trust over $22.5 billion through January 31, 2011. State Street has

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

not entered into an agreement with the Trust to recapture waived fees in subsequent periods. The waiver amounts for each Fund’s allocation of the unitary fee for the year ended September 30, 2010 were as follows:

Waiver Amount

Consumer Discretionary Select Sector SPDR Fund	$22,876
Consumer Staples Select Sector SPDR Fund	34,777
Energy Select Sector SPDR Fund	79,392
Financial Select Sector SPDR Fund	86,047
Health Care Select Sector SPDR Fund	35,529
Industrial Select Sector SPDR Fund	36,165
Materials Select Sector SPDR Fund	24,466
Technology Select Sector SPDR Fund	58,113
Utilities Select Sector SPDR Fund	44,484

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Navigator”) for which SSgA FM serves as investment adviser. Navigator is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 7 for additional information regarding securities lending.

For the year ended September 30, 2010, State Street earned securities lending agent fees, which are presented net of income earned, as follows:

Securities Lending
Agent Fees

Consumer Discretionary Select Sector SPDR Fund	$70,246
Consumer Staples Select Sector SPDR Fund	19,501
Energy Select Sector SPDR Fund	84,850
Financial Select Sector SPDR Fund	200,754
Health Care Select Sector SPDR Fund	29,094
Industrial Select Sector SPDR Fund	53,517
Materials Select Sector SPDR Fund	34,628
Technology Select Sector SPDR Fund	52,924
Utilities Select Sector SPDR Fund	59,289

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. The Board has limited each Fund’s 12b-1 fee to 0.054% of its average daily net assets beginning on February 1, 2010 through at least January 31, 2011. Prior to February 1, 2010, the fee limitation was 0.06% of each Fund’s average daily net assets.

Trustees’ Fees

The Trust pays each independent Trustee an annual fee of $72,000 plus a per meeting fee of $5,000 for scheduled quarterly meetings of the Board attended by the Trustee and $1,500 for each special telephonic meeting, if applicable. The Chairman of the Board receives an additional fee of $20,000 per year. Independent Trustees who serve on the Trust’s Audit Committee (“Audit Committee”) also receive $2,500 per Audit Committee meeting attended. The Audit Committee Chairperson receives an additional fee of $4,000 per year. The Trust also reimburses each Trustee

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings.

Prior to April 1, 2010, the Trust paid each independent Trustee an annual fee of $50,000 plus a per meeting fee of $4,000 for scheduled quarterly meetings of the Board attended by the Trustee and $1,000 for each special telephonic meeting, if applicable. The Chairman of the Board received an additional fee of $20,000 per year. Independent Trustees who serve on the Audit Committee received $2,000 per Audit Committee meeting attended. The Audit Committee Chairperson received an additional fee of $4,000 per year.

Additional Expenses

Standard and Poor’s (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the “Minimum Annual Fee”), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, subject to breakpoints on Trust assets over $35 billion. The fees to S&P and Merrill Lynch are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

Transactions with Affiliated Issuers

The Financial Select Sector SPDR Fund has invested in an affiliated company, State Street Corp. Amounts relating to this investment at September 30, 2010, and for the year then ended are:

Number of							Number of
Shares Held	Cost at	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
at 9/30/09	9/30/09	9/30/09	Cost	Shares	Proceeds	Shares	at 9/30/10	9/30/10	Income	Gain (Loss)

2,604,266	$126,321,571	$136,984,391	$200,019,210	4,719,359	$238,397,983	5,657,040	1,666,585	$62,763,591	$79,729	$(12,503,411)

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Fund from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Navigator, for which SSgA FM serves as the investment adviser.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Amounts related to investments in Navigator at September 30, 2010 and for the year then ended are:

	Value at	Purchased		Sold		Value at
Navigator	9/30/09	Cost	Shares	Proceeds	Shares	9/30/10	Income

Consumer Discretionary Select Sector SPDR Fund	$173,717,058	$1,077,082,042	1,077,082,042	$1,165,766,068	1,165,766,068	$85,033,032	$398,327
Consumer Staples Select Sector SPDR Fund	86,879,493	938,007,615	938,007,615	964,309,199	964,309,199	60,577,909	110,531
Energy Select Sector SPDR Fund	310,861,493	3,208,308,890	3,208,308,890	3,378,184,528	3,378,184,528	140,985,855	480,762
Financial Select Sector SPDR Fund	473,816,676	1,828,129,751	1,828,129,751	2,155,338,415	2,155,338,415	146,608,012	1,137,432
Health Care Select Sector SPDR Fund	80,978,300	1,028,287,035	1,028,287,035	1,066,305,762	1,066,305,762	42,959,573	164,840
Industrial Select Sector SPDR Fund	172,600,987	1,174,736,407	1,174,736,407	1,259,673,397	1,259,673,397	87,663,997	303,226
Materials Select Sector SPDR Fund	101,090,610	1,518,875,762	1,518,875,762	1,500,259,151	1,500,259,151	119,707,221	196,238
Technology Select Sector SPDR Fund	184,918,587	1,340,042,226	1,340,042,226	1,406,369,978	1,406,369,978	118,590,835	299,858
Utilities Select Sector SPDR Fund	160,132,319	2,964,010,745	2,964,010,745	2,669,735,940	2,669,735,940	454,407,124	335,753

Amounts related to investments in Liquid Reserves Fund at September 30, 2010 and for the year ended are:

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/09	Cost	Shares	Proceeds	Shares	09/30/10	Income

Consumer Discretionary Select Sector SPDR Fund	$—	$49,630,547	49,630,547	$46,928,696	46,928,696	$2,701,851	$4,735
Consumer Staples Select Sector SPDR Fund	—	192,426,962	192,426,962	190,213,790	190,213,790	2,213,172	7,971
Energy Select Sector SPDR Fund	—	270,114,281	270,114,281	263,540,997	263,540,997	6,573,284	18,171
Financial Select Sector SPDR Fund	—	157,065,790	157,065,790	151,905,657	151,905,657	5,160,133	10,356
Health Care Select Sector SPDR Fund	—	183,872,207	183,872,207	183,872,107	183,872,107	100	12,373
Industrial Select Sector SPDR Fund	—	101,188,411	101,188,411	97,361,595	97,361,595	3,826,816	11,095
Materials Select Sector SPDR Fund	—	97,400,272	97,400,272	90,850,373	90,850,373	6,549,899	7,891
Technology Select Sector SPDR Fund	—	174,261,225	174,261,225	157,632,319	157,632,319	16,628,906	24,543
Utilities Select Sector SPDR Fund	—	259,124,888	259,124,888	247,360,799	247,360,799	11,764,089	19,231

4.	Shareholder Transactions

Select Sector SPDR Fund shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis only, with a separate cash payment which is equivalent to the undistributed net investment income per share (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Funds’ custodian and are used to defray related expenses.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at September 30, 2010 were as follows:

		Gross	Gross
	Identified	Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation

Consumer Discretionary Select Sector SPDR Fund	$1,924,508,544	$35,534,105	$155,593,830	$(120,059,725)
Consumer Staples Select Sector SPDR Fund	3,519,024,125	39,532,399	254,482,449	(214,950,050)
Energy Select Sector SPDR Fund	8,225,028,521	17,700,689	1,426,443,516	(1,408,742,827)
Financial Select Sector SPDR Fund	6,185,701,275	36,003,772	698,131,918	(662,128,146)
Health Care Select Sector SPDR Fund	3,306,874,922	4,207,059	575,532,551	(571,325,492)
Industrial Select Sector SPDR Fund	3,415,674,416	29,166,295	441,188,680	(412,022,385)
Materials Select Sector SPDR Fund	2,385,423,076	34,966,807	206,294,669	(171,327,862)
Technology Select Sector SPDR Fund	5,013,533,875	119,973,117	651,667,548	(531,694,431)
Utilities Select Sector SPDR Fund	5,042,094,778	31,038,463	510,453,219	(479,414,756)

6.	Investment Transactions

For the year ended September 30, 2010, the Trust had in-kind contributions, in-kind redemptions and in-kind net realized gain as follows:

			Realized
	Contributions	Redemptions	Gain

Consumer Discretionary Select Sector SPDR Fund	$5,623,173,690	$5,467,341,199	$227,875,920
Consumer Staples Select Sector SPDR Fund	6,332,489,221	5,186,831,730	98,607,280
Energy Select Sector SPDR Fund	11,878,907,119	10,654,748,640	399,707,548
Financial Select Sector SPDR Fund	14,962,122,228	16,728,313,931	1,397,596,282
Health Care Select Sector SPDR Fund	5,578,652,056	5,000,526,059	145,738,434
Industrial Select Sector SPDR Fund	8,280,867,017	7,680,972,859	226,954,994
Materials Select Sector SPDR Fund	5,752,720,849	5,455,379,410	190,183,511
Technology Select Sector SPDR Fund	6,617,661,357	6,423,883,107	419,059,793
Utilities Select Sector SPDR Fund	5,358,079,868	3,885,804,232	127,256,454

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of the Funds’ daily net shareholder transactions while the Statements of Changes reflects gross shareholder transactions including any income equalization or cash component of the transactions.

For the year ended September 30, 2010, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

Consumer Discretionary Select Sector SPDR Fund	$135,371,779	$137,245,347
Consumer Staples Select Sector SPDR Fund	128,358,151	131,021,635
Energy Select Sector SPDR Fund	449,676,266	446,924,489
Financial Select Sector SPDR Fund	981,469,648	981,399,475
Health Care Select Sector SPDR Fund	217,851,288	110,711,724
Industrial Select Sector SPDR Fund	222,763,891	223,866,393
Materials Select Sector SPDR Fund	254,559,128	283,026,253
Technology Select Sector SPDR Fund	198,896,209	199,574,179
Utilities Select Sector SPDR Fund	348,116,692	353,806,860

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

7.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security on loan due to market fluctuation of security values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of September 30, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the
The Select Sector SPDR Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine funds, listed in footnote 1, (each a “Fund”) comprising the The Select Sector SPDR Trust (the “Trust”) at September 30, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2010

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2010 (Unaudited)

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV AS OF SEPTEMBER 30, 2010

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each Fund, was at a discount or premium to such Fund’s daily net asset value (“NAV”). The market price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each Fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	10	3	1	2	0	1

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	12	3	1	3	0	0

THE ENERGY SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	2	1	0	4	1	0

THE FINANCIAL SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	10	7	1	9	0	3

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

THE HEALTH CARE SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	9	2	2	8	0	0

THE INDUSTRIAL SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	5	2	0	4	1	0

THE MATERIALS SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	8	3	1	4	2	0

THE TECHNOLOGY SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	6	1	0	4	0	0

THE UTILITIES SELECT SECTOR SPDR FUND
Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint* vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points

Five Years Ended September 30, 2010	3	1	0	0	0	0

*	Prior to 2/1/2007 the discount and premium information was calculated by comparing the closing price vs. the NAV of the Fund.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, distribution (12b-1) fees, administration, custodian and transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at April 1, 2010 and held for the six months ended September 30, 2010.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Shareholders are charged transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell Select Sector SPDR Fund shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/10 to
	Ratio	4/1/10	9/30/10	9/30/10

Actual
Consumer Discretionary Select Sector SPDR Fund	0.20%	$1,000	$1,025.40	$1.02
Consumer Staples Select Sector SPDR Fund	0.20%	$1,000	$1,011.50	$1.01
Energy Select Sector SPDR Fund	0.20%	$1,000	$983.50	$0.99
Financial Select Sector SPDR Fund	0.20%	$1,000	$904.00	$0.95
Health Care Select Sector SPDR Fund	0.20%	$1,000	$959.00	$0.98
Industrial Select Sector SPDR Fund	0.20%	$1,000	$1,011.70	$1.01
Materials Select Sector SPDR Fund	0.20%	$1,000	$991.20	$1.00
Technology Select Sector SPDR Fund	0.20%	$1,000	$1,006.60	$1.01
Utilities Select Sector SPDR Fund	0.20%	$1,000	$1,080.40	$1.04
Hypothetical (assuming a 5% return before expenses)
Consumer Discretionary Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Consumer Staples Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Energy Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Financial Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Health Care Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Industrial Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Materials Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Technology Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01
Utilities Select Sector SPDR Fund	0.20%	$1,000	$1,024.07	$1.01

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2010.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
Consumer Discretionary Select Sector SPDR Fund	91.36%
Consumer Staples Select Sector SPDR Fund	93.51
Energy Select Sector SPDR Fund	97.04
Financial Select Sector SPDR Fund	83.64
Health Care Select Sector SPDR Fund	100.00
Industrial Select Sector SPDR Fund	92.51
Materials Select Sector SPDR Fund	94.65
Technology Select Sector SPDR Fund	100.00
Utilities Select Sector SPDR Fund	89.59

For the fiscal year ended September 30, 2010 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies related to the Funds’ portfolio securities are available without a charge, upon request, by contacting the Funds directly at 1-800-843-2639 (toll free), on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov, or on the Trust’s website at www.sectorspdrs.com. Information regarding how proxies were voted relating to the Funds’ portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of each year by calling the same number above (toll free), on the website of the SEC, at www.sec.gov, and on the Funds’ website at www.sectorspdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-843-2639 (toll free).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees
GEORGE R. GASPARI P.O. Box 844 124 Island Drive Highland Lakes, NJ 07422 1940	Trustee, Chairman, Member of the Audit Committee	Unlimited; Served since October 1998	Financial Services Consultant (1996 to present).	9	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.

CHERYL BURGERMEISTER One Lincoln Street Boston, MA 02111 1951	Trustee; Chair of the Audit Committee	Unlimited; Served since October 1998	Retired; Trustee and Treasurer of Portland Community College Foundation (2001 to present); Finance Committee Member/ Chairman Portland Community College Foundation (January 2001 to present); Active CPA in Oregon.	9	Trustee and Treasurer of Portland Community College Foundation.

ERNEST J. SCALBERG Monterey Institute of International Studies 460 Pierce St. Monterey, CA 93940 1945	Trustee, Member of the Audit Committee	Unlimited; Served since October 1998	Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 to 2009); Director, Adviser or Trustee to numerous non-profit organizations (1974 to present).	9	Director and Member of the Audit and Nominating Committees, TDX Independence Funds, Inc.; Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

R. CHARLES TSCHAMPION CFA Institute 477 Madison Ave. New York, NY 10022 1946	Trustee; Member of the Audit Committee	Unlimited; Served since October 1998	Director, Industry Relations, CFA Institute (2005 to present) Managing Director of Investment Research and Managing Director of Defined Contribution Plans, General Motors Asset Management Corporation (1994 to 2005); Director, India Magnum Fund (1994 to 2005); Trustee of Lehigh University (October 1998 to present) and Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund (October 1998 to December 2008).	9	Trustee Emeritus of Lehigh University; Director, Chairman of the Audit Committee and Member of the Nominating Committee, TDX Independence Funds, Inc.; Director, Real Estate Information Standards Board.
Interested Trustee/President
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee and President	Unlimited; Served since November 2005 (Trustee) and November 2010 (President)	President, SSgA Funds Management, Inc. (2005 to present); Senior Managing Director, State Street Global Advisors (2006 to present); Principal, State Street Global Advisors (2000 to 2006).	154	SPDR Series Trust (Trustee); SPDR Index Shares Funds (Trustee); State Street Master Funds (Trustee); State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

Officers
GARY L. FRENCH State Street Mutual Fund Service Co. 4 Copley Place Boston, MA 02116 1951	President (Resigned November 2010)	Unlimited; Served since May 2005	Senior Vice President, State Street Mutual Fund Service Co. (2002 to present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited; Served since February 2005	Vice President, State Street Global Advisors (2008 to present).*

CHAD C. HALLETT State Street Mutual Fund Service Co. 4 Copley Place Boston, MA 02116 1969	Treasurer and Principal Financial Officer	Unlimited; Served since November 2007	Vice President, State Street Mutual Fund Service Co. (2001 to present).*

MATTHEW FLAHERTY State Street Mutual Fund Service Co. 4 Copley Place Boston, MA 02116 1971	Assistant Treasurer	Unlimited; Served since May 2005	Assistant Vice President, State Street Mutual Fund Service Co. (1994 to present).*

LAURA F. HEALY State Street Mutual Fund Service Co. 4 Copley Place Boston, MA 02116 1964	Assistant Treasurer	Unlimited; Served since November 2010	Vice President, State Street Mutual Fund Service Co. (2002-present).*
RYAN M. LOUVAR State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1972	Secretary	Unlimited; Served since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005 to present).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2010 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

MARK E. TUTTLE State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1970	Assistant Secretary	Unlimited; Served since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007 to present); Assistant Counsel, BISYS Group, Inc.* (2005 to 2007) (a financial; services company).
JULIE B. PIATELLI SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Chief Compliance Officer	Unlimited; Served since August 2007	Principal and Senior Compliance Officer, SSgA Funds Management, Inc. (2004 to present); Vice President, State Street Global Advisors (2004 to present).

*	Served in various capacities during the noted time period and/or with an affiliated company.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

The Select Sectors SPDR Trust
The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Index Shares Funds
SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Material Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SPDR Series Trust
SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR Dow Jones Large Cap Growth ETF (ELG)
SPDR Dow Jones Large Cap Value ETF (ELV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR Dow Jones Mid Cap Growth ETF (EMG)
SPDR Dow Jones Mid Cap Value ETF (EMV)

SPDR Dow Jones Small Cap ETF (DSC)
SPDR Dow Jones Small Cap Growth ETF (DSG)
SPDR Dow Jones Small Cap Value ETF (DSV)
SPDR DJ Global Titans ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR KBW Mortgage Finance ETF(KME)
SPDR KBW Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SPDR Barclays Capital Intermediate Term Credit Bond ETF (ITR)
SPDR Barclays Capital Long Term Credit Bond ETF (LWC)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen Barclays Capital Build America Bond ETF
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

Trustees
Cheryl Burgermeister
George R. Gaspari, Chairman
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion

Officers
James E. Ross, President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew Flaherty, Assistant Treasurer
Laura Healy, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Julie B. Piatelli, Chief Compliance Officer

Investment Manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Administrator and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10166

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

The Select Sector SPDR Trust is distributed by ALPS Distributors, Inc.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

Trustees
Cheryl Burgermeister
George R. Gaspari, Chairman
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion
Officers
James E. Ross, President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew Flaherty, Assistant Treasurer
Laura Healy, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Julie B. Piatelli, Chief Compliance Officer
Investment Manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Custodian, Administrator and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10166
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

The Select Sector SPDR Trust is distributed by ALPS Distributors, Inc.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

Start weaving a stronger portfolio today.
Visit www.sectorspdrs.com or call 1-866-SECTOR-ETF

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has two Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
     (2) George Gaspari and Cheryl Burgermeister are the registrant’s audit committee financial experts. The Board also determined that Mr. Gaspari and Ms. Burgermeister are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending September 30, 2010 and September 30, 2009, the aggregate audit fees billed for professional services rendered by the principal accountant were $171,900 and $172,800, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ending September 30, 2010 and September 30, 2009, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending September 30, 2010 and September 30, 2009, the aggregate tax fees billed for professional services rendered by the principal accountant were $72,900 and $72,900, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2010 and September 30, 2009.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;

b.	De Minimis Exceptions to Pre-Approval Requirements: Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

c.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

d.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) For the fiscal years ending September 30, 2010 and September 30, 2009, the aggregate non-audit fees for services rendered by PwC to the registrant and SSgA Funds Management, Inc. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the registrant were $0 and $6,465,000, respectively.

(h) Not applicable.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are George Gaspari, Cheryl Burgermeister, Ernest Scalberg and R. Charles Tschampion.
Item 6. Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James E. Ross, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Select Sector SPDR® Trust

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date:	December 6, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date:	December 6, 2010

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 6, 2010